                                                                   EXHIBIT 10.40

                           Pages where confidential treatment has been requested are stamped "Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission," and places where information has been redacted has been marked with (**).



                             AMENDED AND RESTATED


                              SERVICES AGREEMENT


                                    BETWEEN


                         FIRST DATA TECHNOLOGIES, INC.


                                      AND


                              CSG SYSTEMS, INC.,

                               FORMERLY KNOWN AS

                          CABLE SERVICES GROUP, INC.



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

                             TABLE OF CONTENTS                              Page
                             -----------------

SECTION 1 DEFINITIONS........................................................  1

SECTION 2 PROVISION OF THE FDT SERVICES......................................  5
             2.1  FDT Services...............................................  5
             2.2  Platform...................................................  6
             2.3  CSG-Vendor Software........................................  7
             2.4  Maintenance of Current Vendor Supported Software Releases..  7
             2.5  Use of Other Software......................................  7
             2.6  Information and Reports....................................  8
             2.7  Backup.....................................................  8
             2.8  Security...................................................  8
             2.9  Operations Procedures......................................  8
             2.10 CSG Batch Job Targets......................................  9
             2.11 Disaster Recovery..........................................  9
             2.12 Systems Software: Data Telecommunications..................  9
             2.13 Performance Criteria....................................... 10
             2.14 Audit Rights............................................... 10
             2.15 Additional Services........................................ 11
             2.16 CSG Obligations and Responsibilities....................... 12
             2.17 Relocation................................................. 12
             2.18 Access to FDT Data Center.................................. 12
             2.19 Cooperation and Good Faith................................. 12
             2.20 Rights of Contemporaneous Negotiation...................... 13

SECTION 3 PAYMENTS FOR FDT SERVICES.......................................... 13
             3.1  Fees and Charges........................................... 13
             3.2  Taxes...................................................... 13
             3.3  Invoice and Time of Payment................................ 13
             3.4  Interest................................................... 14

SECTION 4 RELATIONSHIP BETWEEN THE PARTIES................................... 14

SECTION 5 INTELLECTUAL PROPERTY.............................................. 14
             5.1  CSG Data................................................... 14
             5.2  CSG Proprietary Software................................... 15
             5.3  FDT Proprietary Software................................... 15
             5.4  Development Software....................................... 15
             5.5  Ownership of Information................................... 15
             5.6  Team 35 Software........................................... 16
             5.7  Injunctions................................................ 16

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SECTION 6  LIABILITY AND INDEMNIFICATION..................................... 16
             6.1   FDT's Indemnification..................................... 16
             6.2   CSG's Indemnification..................................... 17
             6.3   Indemnification Procedures................................ 18
             6.4   Dispute Resolution........................................ 19
             6.5   Litigation................................................ 19

SECTION 7  LIMITATION OF LIABILITY........................................... 19
             7.1   Limitation on Amount of Damages........................... 19
             7.2   Provision of FDT Services................................. 20
             7.3   Mitigation................................................ 20
             7.4   Limitation of Assertions.................................. 20
             7.5   Express Allocation of Risks............................... 20

SECTION 8  STANDARD OF CARE AND EXCLUSION OF WARRANTIES...................... 20

SECTION 9  EXCLUSION OF DAMAGES.............................................. 21

SECTION 10 CONFIDENTIALITY................................................... 21
             10.1  Confidential Information.................................. 21
             10.2  No License or Other Rights................................ 23
             10.3  Publicity and Use of Certain Information.................. 23
             10.4  Equitable Remedies........................................ 23
             10.5  Privileged Data........................................... 23

SECTION 11 TERMINATION....................................................... 23
             11.1  Termination for Cause..................................... 23
             11.2  Termination for Failure to Meet Performance Criteria...... 24
             11.3  Termination Due to Change of Control or Assignment........ 24
             11.4  Termination for Convenience............................... 24
             11.5  Termination Assistance.................................... 25
             11.6  Expiration Assistance..................................... 25
             11.7  Access upon Expiration or Termination..................... 26
             11.8  Expiration or Termination License......................... 26
             11.9  Rights Upon Expiration or Termination..................... 26

SECTION 12 MISCELLANEOUS..................................................... 26
             12.1  Notice.................................................... 26
             12.2  Entire Agreement.......................................... 27
             12.3  Assignment: Transfer; Binding Agreement................... 27
             12.4  Force Majeure............................................. 28

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                                      ii
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             12.5   Risk of Loss............................................. 28
             12.6   No Third-Party Beneficiaries............................. 28
             12.7   Severability............................................. 28
             12.8   Certain Construction Rules............................... 29
             12.9   Compliance With Laws..................................... 29
             12.10  Counterparts............................................. 29
             12.11  Headings................................................. 29
             12.12  No Interpretation Against Drafter........................ 29
             12.13  Waiver; Consent.......................................... 29
             12.14  Governing Law............................................ 30
             12.15  Limitation of Representations and Warranties;
                    Indemnification.......................................... 30

             SCHEDULES
             ---------

             Schedule 1.17    Development Software
             Schedule 1.21    Existing CSG Proprietary Software
             Schedule 1.27    FDT Services and FDT Current Service Charges
             Schedule 1.43    Platform Description
             Schedule 1.47    Systems Software
             Schedule 2.3     CSG-Vendor Software
             Schedule 2.9     Operations Procedures
             Schedule 2.10    CSG Batch Job Targets
             Schedule 2.11    Disaster Recovery Plan
             Schedule 2.13    Performance Criteria
             Schedule 2.14    Confidentiality Agreement
             Schedule 2.16.1  Additional CSG Obligations
             Schedule 5.3     Existing FDT Proprietary Software
             Schedule 5.6     Team 35 Software License Agreement
             Schedule 6.4     Dispute Resolution

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                                      iii

     THIS AMENDED AND RESTATED SERVICES AGREEMENT (the "Services Agreement") is entered into as of December 31, 1996, by and between First Data Technologies, Inc., a Delaware corporation ("FDT"), and CSG Systems, Inc. (formerly known as Cable Services Group, Inc.), a Delaware corporation ("CSG").

                                    RECITALS

     A. FDT is presently engaged in the business of providing data processing services;

     B. CSG and FDT previously entered into a services agreement dated as of October 26, 1994, as amended by that certain First Amendment to Services Agreement between FDT and CSG executed December 8, 1995, and as further amended by that certain Second Amendment to Services Agreement between FDT and CSG executed January 30, 1996, and as further amended by that Third Amendment to Services Agreement between FDT and CSG executed November 25, 1996 (collectively, the "Original Agreement");

     C. CSG and FDT desire to amend and restate their obligations relating to the terms and conditions governing the data processing services which FDT will continue to provide to CSG.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties, conditions and agreements hereinafter expressed, the Parties hereto agree as follows:



                                   SECTION 1
                                  DEFINITIONS
                                  -----------

     When used herein, the following terms shall have the meaning set forth below:

     1.1  "Additional Services" has the meaning stated in Section 2.15.
                                                          ------------

     1.2 "Affiliate" means an Entity which, directly or indirectly, owns or controls, is owned or is controlled by or is under common ownership or control with another Entity. As used herein, "control" means the power to direct the management or affairs of an Entity, and "ownership" means the beneficial ownership of 50% or more of the voting equity securities or other equivalent voting interests of the Entity.

     1.3 "Applications Software" means the CSG-Vendor Software and the CSG Proprietary Software.

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                                       1

     1.4 "Business" shall have the meaning set forth in that certain Stock Purchase Agreement dated as of October 26, 1994 between CSG Holdings, Inc. and First Data Resources, Inc.

     1.5  "Claim" has the meaning specified in Section 6.3.1.
                                               -------------

     1.6  "Confidential Information" has the meaning stated in Section 10.1.
                                                               ------------

     1.7 "CSG" means CSG Systems, Inc. (formerly known as Cable Services Group, Inc.), a Delaware corporation, and its permitted successors and permitted assigns.

     1.8  "CSG Batch Job Targets" means the time periods identified on Schedule
                                                                       --------
2.10 relating to CSG's batch cycles.
----

     1.9 "CSG Client" shall mean any current or future Entity for which CSG provides data processing services through FDT in accordance with the terms and conditions of the Services Agreement.

     1.10 "CSG's Clients' Locations" means each of CSG's Clients' business locations which are connected to the Platform to permit a CSG Client to receive the benefit of the FDT Services in accordance with the terms and conditions of this Services Agreement.

     1.11 "CSG Data" has the meaning specified in Section 5.1.
                                                  -----------

     1.12 "CSG Proprietary Software" means New CSG Proprietary Software and Existing CSG Proprietary Software.

     1.13 "CSG-Vendor Software" means the Software licensed to CSG by third party vendors (excluding FDT and its Affiliates) and to be used by FDT to provide the FDT Services, together with all developments, improvements, modifications, additions, expansions, new versions, new releases, rewrites, enhancements, upgrades or other changes of any kind thereto. The CSG-Vendor Software is set forth in Schedule 2.3, as it may be amended from time-to-time.
                         ------------

     1.14 "Damaged Party" has the meaning stated in Section 12.5.
                                                    ------------

     1.15 "Data Processing Materials" has the meaning stated in Section 5.5.
                                                                -----------

     1.16 "Declared Disaster" has the meaning stated in Schedule 2.11.
                                                        -------------

     1.17 "Development Software" means that portion of the Systems Software as set forth in Schedule 1.17 that CSG may execute and use for development of CSG
             -------------
Proprietary Software.

     1.18 "Dispute" means any and all disputes, controversies and claims between the

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                                       2

Parties arising from or in connection with this Services Agreement or the relationship of the Parties under this Services Agreement whether based on contract, tort, common law, equity, statute, regulation, order or otherwise.

     1.19 "Effective Date" shall mean January 1, 1997.

     1.20 "Entity" means an individual, corporation, limited liability company, partnership, sole proprietorship, joint venture, or other form of organization or governmental agency or authority.

     1.21 "Existing CSG Proprietary Software" means the applications, job control language and system and other Software owned by CSG and to be used by FDT to provide the FDT Services, that is identified in Schedule 1.21 of this
                                                       -------------
Services Agreement.

     1.22 "Existing FDT Proprietary Software" means the Software owned, developed by, or licensed by an Affiliate of FDT in connection with the provision of FDT Services under this Services Agreement, as set forth in
Schedule 5.3 of this Services Agreement.
------------

     1.23 "Failed Criteria" shall have the meaning stated in Section 11.2.
                                                             ------------

     1.24 "FDT" means First Data Technologies, Inc., a Delaware corporation, and its permitted successors and permitted assigns.

     1.25 "FDT Data Center" means the data center maintained by or on behalf of FDT in Englewood, Colorado or any other data or information processing centers maintained by or on behalf of FDT or any of its Affiliates and used to provide the FDT Services.

     1.26 "FDT Proprietary Software" means New FDT Proprietary Software and Existing FDT Proprietary Software.

     1.27 "FDT Service Charges" means the fees charged by FDT for the FDT Services as set forth in Schedule 1.27.
                         -------------

     1.28 "FDT Services" means the data processing services and systems currently provided by FDT to CSG which are set forth on Schedule 1.27 and those
                                                        -------------
Additional Services that FDT agrees to provide.

     1.29 "Indemnified Party" means a Party or Parties seeking or entitled to indemnification pursuant to the provisions of Section 6.
                                              ---------

     1.30 "Indemnifying Party" means the Party or Parties hereto responsible for indemnifying an Indemnified Party pursuant to Section 6.
                                              ---------

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

     1.31 "Infringement Claims" has the meaning stated in Section 6.1.1.
                                                          -------------

     1.32 "Losses and Expenses" has the meaning stated in Section 7.1.
                                                          -----------

     1.33 "New CSG Proprietary Software" means all developments, improvements, modifications, additions, expansions, new versions, new releases, rewrites, enhancements, upgrades or other changes of any kind to Existing CSG Proprietary Software, or any new Software owned or developed by CSG following the date of execution of this Services Agreement and provided to FDT for use in connection with the provision of the FDT Services that is not identified in Schedule 1.21
                                                                 -------------
of this Services Agreement.

     1.34 "New FDT Proprietary Software" means all developments, improvements, modifications, additions, expansions, new versions, new releases, rewrites, enhancements, upgrades or other changes of any kind to Existing FDT Proprietary Software, or any new Software owned or developed by FDT following the date of execution of this Services Agreement and used in connection with the provision of FDT Services under this Services Agreement that is not identified in Schedule
                                                                        --------
5.3 of this Services Agreement.
---

     1.35 "Operations Procedures" has the meaning stated in Section 2.9.
                                                            -----------

     1.36 "Original Agreement" has the meaning specified in the second recital to this Services Agreement.

     1.37 "Original CSG Proprietary Software" means that portion of the Existing CSG Proprietary Software that existed as of the effective date of the Original Agreement.

     1.38 "Original Term" means the period of time commencing on the Effective Date and ending on the fifth anniversary of the Effective Date.

     1.39 "Other Party" has the meaning stated in Section 12.5.
                                                  ------------

     1.40 "Party" means a party to this Services Agreement and its permitted successors and permitted assigns.

     1.41 "Performance Criteria" has the meaning stated in Section 2.13.
                                                           ------------

     1.42 "Plan" has the meaning stated in Schedule 2.11.
                                           -------------

     1.43 "Platform" means the hardware owned or operated by FDT and the network provided by FDT for data telecommunications and data processing and retrieval established between the FDT Data Center, CSG, and CSG's Clients' Locations, it being understood that such Platform

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

is provided by FDT on a non-exclusive basis. The Platform is further described in Schedule 1.43.
   -------------

     1.44 "Services Agreement" means this Amended and Restated Services Agreement between CSG and FDT as it may be amended from time to time.

     1.45 "Software" means (i) computer programs, including application programs, operating programs, file programs and utility programs, and (ii) tangible media upon which such programs and documentation are recorded, including hard copy, tapes and disks.

     1.46 "Stock Purchase Agreement" means that agreement entered into as of October 26, 1994 between CSG Holdings, Inc. and First Data Resources Inc.

     1.47 "Systems Software" means the Software licensed by FDT to be used to provide FDT Services, but shall not include the FDT Proprietary Software or the Applications Software. The current set of Systems Software is set forth in

Schedule 1.47.  Such schedule may be amended from time to time.
-------------

     1.48 "Team 35 Software" has the meaning stated in Schedule 5.6.
                                                       ------------

     1.49 "Term" means the Original Term and any mutually agreed extension thereto.

     1.50 "Termination Assistance" has the meaning stated in Section 11.5.
                                                             ------------

     1.51 "Termination for Convenience Fee" shall mean a payment equaling twenty percent (20%) of the sum of the FDT Service Charges owed and/or paid by CSG to FDT for the twelve (12) month period prior to the date that CSG notified FDT of CSG's intent to terminate this Services Agreement for its convenience pursuant to Section 11.4.
   ------------

     1.52 "Termination Licensed Materials" has the meaning stated in Schedule
                                                                     --------
11.8
----

     1.53 "Third Party Provider" has the meaning stated in Section 2.12.
                                                           ------------

                                   SECTION 2
                         PROVISION OF THE FDT SERVICES
                         -----------------------------

     2.1  FDT Services.  FDT shall make available to and perform for CSG and CSG
          ------------
shall use the FDT Services during the Term. Notwithstanding the foregoing, if CSG delivers notification to FDT pursuant to Sections 11.1, 11.2 or 11.4, that
                                             -------- ----  ----    ----
CSG is terminating this Services Agreement, then after such notification CSG may arrange for CSG or a third party to provide the FDT Services for CSG after the termination date and CSG may take all actions in preparation therefor as may be reasonably necessary to enable CSG or such third party to provide such FDT

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                                       5

                                       "Confidential Treatment Requested and the
                                       Redacted Material has been separately
                                       filed with the Commission."


Services immediately after the termination date; provided however, the foregoing
                                                 -------- -------
shall not be construed to prevent CSG from initiating preliminary discussions with any such third party prior to giving written notice to FDT.

     2.2  Platform; FDT Data Center Raised Floor.
          --------------------------------------

          2.2.1   Platform.  FDT will provide the Platform and shall have all
                  --------
     rights in connection therewith including the right to change the configuration of the Platform during the Term of this Services Agreement. FDT shall provide CSG with at least thirty (30) days advance written notice of any change in the Platform. Such changes shall not materially adversely affect the operations of CSG or CSG Clients. Except for those components (if any) identified on Schedule 1.43 as being owned by CSG, the Platform
                            -------------
     shall remain solely the property of FDT, its lessors or providers, if any, and CSG shall have no ownership interests or other rights therein. CSG may request changes to the Platform, and all such requests shall be deemed a request for Additional Services and be subject to Section 2.15. Commencing
                                                       ------------
     January 1, 1998, no later than January 31 during each year of the Term, FDT shall add to the Platform, four (4) additional tape drives (having a transfer rate (as specified by the manufacturer) of 14 megabytes per second), all of which shall not be an Additional Service. FDT shall provide upgraded DASD relating to the Platform in accordance with the DASD upgrade practices used by FDT from time to time.

          2.2.2   FDT Data Center Raised Floor.  CSG shall have the right,
                  ----------------------------
     subject to security, space, environmental and other limitations, to collocate computer, telecommunications and other equipment at the FDT Data Center and to interconnect such equipment to the FDT Platform; provided
                                                                    --------
     that CSG will at no time during the Term of this Services Agreement (except as set forth in Section 2.2.3), require more than 900 non-contiguous square
                     -------------
     feet of raised floor space in the FDT Data Center for those purposes. FDT shall provide for utilities, HVAC, back-up power generators, and security with respect to such collocated equipment. CSG and third party support personnel retained by CSG or the CSG Client shall have reasonable access to the FDT Data Center on a 24 hour per day, 7 day a week basis to maintain and service such collocated equipment.

          2.2.3   Additional FDT Data Center Raised Floor.  After July 1, 1997,
                  ---------------------------------------
     and upon sixty (60) days prior written notice to FDT, CSG shall also have the right, subject to security, space, environmental and other limitations, to collocate additional computer, telecommunications and other equipment at the FDT Data Center and to interconnect such equipment to the FDT Platform; provided that CSG will at no time during the Term of this Services
     --------
     Agreement require more than an additional 900 non-contiguous square feet of raised floor space (for a total of 1800 square feet) in the FDT Data Center for those purposes, it being understood that such additional non-contiguous space will be provided by FDT to CSG for ($**) (annually) per square foot. FDT shall provide for

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

     utilities, HVAC, back-up power generators, and security with respect to such collocated equipment. CSG and third party support personnel retained by CSG or the CSG Client shall have reasonable access to the FDT Data Center on a 24 hour per day, 7 day a week basis to maintain and service such collocated equipment.

     2.3  CSG-Vendor Software.  CSG will secure for FDT, at CSG's expense, the
          -------------------
rights to access, operate (at or from any location where FDT will provide the FDT Services), and modify the Vertex Software included within CSG-Vendor Software to the extent required for FDT's pro vision of the FDT Services under this Services Agreement. To the extent necessary, CSG will secure for FDT, at CSG's expense, a license for the other Software included within the CSG-Vendor Software. Such license shall provide for the rights set forth in the first sentence of this Section 2.3, including upgrades to such Software and
                 -----------
maintenance therefor.

     2.4  Maintenance of Current Vendor Supported Software Releases.  Within one
          ---------------------------------------------------------
(1) year following the Effective Date, CSG shall cause all CSG-Vendor Software to be the most current release (or one generation behind the most current release), unless the most current release (or one generation behind the most current release) of any CSG-Vendor Software is incompatible with the Team 35 Software. Thereafter, CSG shall cause all CSG-Vendor Software to be the most current release (or one generation behind the most current release) within one
(1) year of the commercial release of the next version of any CSG-Vendor Software, unless the most current release (or one generation behind the most current release) of any CSG-Vendor Software is incompatible with the Team 35 Software. Within one (1) year following the Effective Date, FDT shall cause all Systems Software to be the most current release (or one generation behind the most current release) unless the most current release (or one generation behind the most current release) of any Systems Software is incompatible with the Team 35 Software. Thereafter, FDT shall cause all Systems Software to be the most current release (or one generation behind the most current release) within one
(1) year following the commercial release of the next version of any Systems Software, unless the most current release (or one generation behind the most current release) of any Systems Software is incompatible with the Team 35 Software. CSG shall, at its sole cost and expense, upon the reasonable request of FDT, cooperate with FDT in testing the implementation of all CSG-Vendor Software and Systems Software. The Parties agree to use commercially reasonable efforts to coordinate the timing and installation of new releases of CSG-Vendor Software and Systems Software so as to not unreasonably disrupt or materially adversely affect the provision of FDT Services.

     2.5  Use of Other Software.
          ---------------------

          2.5.1  FDT Affiliate Software.  The Parties shall investigate from
                 ----------------------
     time to time the possibility of using Software developed by FDT Affiliates (such as that Software commonly known as "Tape Access Method"), to augment the CSG-Vendor Software. If such investigation results in the Parties determining that the use of such Software is desirable, the Parties shall negotiate the terms and conditions (including costs) associated with such

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                                       7
     use.

          2.5.2  Third Party Software.  If CSG requires FDT to acquire
                 --------------------
     additional Software for use by FDT in the provision of FDT Services, FDT shall use commercially reasonable efforts to identify other FDT clients with whom CSG can share the costs associated with such Software, it being understood that if no other FDT clients use such Software, the costs associated with such Software shall be the sole responsibility of CSG.

     2.6  Information and Reports.  In accordance with the Performance Criteria,
          -----------------------
FDT will provide to CSG the output information or such other reports as the Parties may mutually agree, provided, however, that FDT's obligations for output
                            --------  -------
or reports are specifically conditioned upon receipt of timely input received from CSG and CSG's Clients.

     2.7  Backup.  Pursuant to written instructions from CSG, FDT will back-up
          ------
and maintain copies of the CSG Data, the Applications Software and Team 35 Software on magnetic or other media in accordance with FDT's standard procedures. In connection with such backup, FDT, in accordance with the fees set forth in Schedule 1.27, will arrange for off-site storage for CSG Data, as
             -------------
well as periodic pick-up and delivery to the off-site storage site. CSG will be solely responsible for CSG Data that CSG recalls from the off-site storage site to the FDT Data Center before it is scheduled to be returned from the off-site storage site.

     2.8  Security.  FDT will implement and maintain reasonable security
          --------
procedures relating to CSG's access to the FDT Proprietary Software, the Development Software, and access to the corresponding data of CSG Clients, including administering the procedures relating to the assignment and administration of all log-on identification numbers, and CSG shall be responsible for taking appropriate security measures relating to log-on identification numbers, passwords and access. FDT has provided CSG with a description of security procedures currently used by FDT, and FDT will provide reasonable prior written notice of any material changes in such procedures. From time to time, CSG will notify FDT which employees of CSG are to be granted access to the FDT Proprietary Software, Development Software and CSG Data and the authorized level of such access, all in accordance with FDT's standard procedures.

     2.9  Operations Procedures.  CSG and FDT shall each use commercially
          ---------------------
reasonable efforts to comply with the Operations Procedures set forth on
Schedule 2.9 (the "Operations Procedures") in order for FDT to provide the FDT
------------
Services; provided, however, that if CSG is unable to give any notice specified
          --------  -------
on Schedule 2.9 within the required time frame, FDT will use commercially
   ------------
reasonable efforts to accommodate the time frame requested by CSG (provided FDT shall be under no obligation to incur additional costs to accommodate such time frame or be responsible for the adverse impact on the Performance Criteria). The Operations Procedures may from time to time be changed by FDT so long as the changes do not materially (a) increase the duties of CSG or its obligations hereunder, or (b) adversely affect the business operations of CSG or CSG Clients. To the extent practicable, FDT agrees to give CSG reasonable advance written

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                                       8
notice of such changes, except for changes which are implemented in short time frames for which no such notice can be given, such as changes necessary to correct situations in the FDT Data Center requiring immediate attention. FDT further agrees to use commercially reasonable efforts to minimize changes that will materially adversely affect CSG or CSG Clients, all of which requires CSG's prior written consent, which consent shall not be unreasonably withheld or delayed. THE OPERATING PROCEDURES ARE DEMARCATIONS OF RESPONSIBILITIES AND PROCEDURES THAT CSG AND FDT WILL EACH USE COMMERCIALLY REASONABLE EFFORTS TO ACHIEVE AND PERFORM, IT BEING UNDERSTOOD THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SERVICES AGREEMENT:
(a) THE OPERATING PROCEDURES MAY NOT BE ACHIEVED OR PERFORMED; AND (b) THE FAILURE BY FDT OR CSG TO ACHIEVE OR PERFORM ANY OPERATIONS PROCEDURE SHALL NOT BE DEEMED TO BE A BREACH OF THIS SERVICES AGREEMENT.

     2.10   CSG Batch Job Targets.  The CSG Batch Job Targets (and improvements
            ---------------------
resulting from the use of the Timberline Hardware) set forth in Schedule 2.10
                                                                -------------
are targets and improvements that CSG and FDT will each use commercially reasonable efforts to achieve, IT BEING UNDERSTOOD THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SERVICES AGREEMENT: (a) THE CSG BATCH JOB TARGETS (AND IMPROVEMENTS (IF ANY) RESULTING FROM THE USE OF THE TIMBERLINE HARDWARE) MAY NOT BE ACHIEVED; AND (b) THE FAILURE BY FDT OR CSG TO ACHIEVE THE CSG BATCH JOB TARGETS (OR IMPROVEMENTS (IF ANY) RESULTING FROM THE USE OF THE TIMBERLINE HARDWARE) SHALL NOT BE DEEMED TO BE A BREACH OF THIS SERVICES AGREEMENT.

     2.11 Disaster Recovery.  In the event of a Declared Disaster affecting the
          -----------------
CSG Data, FDT will use commercially reasonable efforts to recover the critical components of the Systems Software, FDT Proprietary Software (excluding the Team 35 Software), and the FDT managed networks in accordance with the Plan. As compensation for any services provided by FDT in maintaining and implementing the Plan, CSG agrees to pay FDT the associated fees and charges for such FDT Services set forth in Schedule 1.27 and Schedule 2.11, as applicable. It is
                      --------------      -------------
CSG's sole responsibility to recover the Applications Software and the Team 35 Software, and to direct FDT in regard to the CSG Data in accordance with Section
                                                                         -------
2.7.
---

     2.12 Systems Software: Data Telecommunications.  FDT may procure from one
          -----------------------------------------
or more qualified subcontractors or third party vendors (the "Third Party Providers") the data tele communications services and Systems Software used to provide FDT Services, except to the extent that CSG has previously contracted for such services directly. FDT also will be responsible for obtaining from any such Third Party Providers the appropriate maintenance for data telecommunications and hardware equipment. CSG agrees to pay FDT the applicable FDT Service Charge. Annually during the Term, the Parties will review the quality of service and

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                                       9
pricing offered by the Third Party Providers. Following the annual review, FDT will take such action that the Parties mutually determine appropriate, which may include renegotiation with current Third Party Providers or termination of existing service or license agreements and negotiation with new Third Party Providers. FDT shall keep CSG apprised of negotiations with Third Party Providers. The Parties acknowledge that each of the Parties share certain connections to a network commonly known as the Advantis network. Notwithstanding anything to the contrary set forth in this Services Agreement, each Party shall pay their respective usage fees however designated for their respective use of the Advantis network.

     2.13 Performance Criteria.
          --------------------

          2.13.1 Performance Criteria.  FDT shall use commercially reasonable
                 --------------------
efforts to provide and to perform the FDT Services in all material respects in accordance with each of the performance criteria set forth in Schedule 2.13
                                                              -------------
(the "Performance Criteria"). Without limiting the foregoing, any request by CSG for a new or additional Performance Criteria shall be deemed a request for Additional Services in accordance with Section 2.15.
                                       ------------

          2.13.2 Exclusions.  There shall be excluded from the measurement of
                 ----------
compliance with any Performance Criteria any failure to meet such Performance Criteria if, during, and to the extent that such failure is related to (i) any matter constituting force majeure, as provided in Section 12.4; (ii) any
                                                  ------------
material failure by CSG to perform its obligations under this Services Agreement (including those set forth in the Operations Procedures), or where CSG's approval, acceptance, consent or similar action is required under this Services Agreement, any unreasonable delay or any withholding of action; (iii) the performance or nonperformance of any Applications Software or the Team 35 Software; (iv) the performance or nonperformance of any CSG vendor; (v) ad hoc reporting jobs, special production jobs, testing procedures or other services that are given priority at the request of CSG; (vi) any significant change in the manner in which CSG conducts its business or operations adversely affecting FDT's ability to meet any Performance Criteria; and (vii) any failure of CSG or CSG Clients to provide CSG Data in the time deemed reasonably necessary by FDT to meet an output delivery schedule.

     2.14 Audit Rights.
          ------------

           2.14.1 CSG Audits. Upon the request and reasonable advance written
                  ----------
notice of CSG, FDT will provide to CSG, its auditors and regulators, if any, and to CSG Clients in accordance with their agreements with CSG (as directed by CSG and subject to the need for confidentiality obligations from them as set forth below) access during regular business hours to the appropriate management per-


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                                       10
sonnel of FDT, and to CSG Data and records of CSG directly relating to the FDT Services. Such access shall be limited to performing audits of FDT and its business, to verify the accuracy of the fees and charges for the FDT Services, and FDT's compliance with the Performance Criteria. Such requests for access shall not be made more frequently than once a year, with the exception of requests to provide access to CSG's regulators. FDT will provide to such auditors and regulators any assistance of a routine nature that they reasonably require. To the extent that FDT's assistance in such audits exceeds more than sixty (60) man hours of FDT time in any calendar year, CSG shall reimburse FDT for such assistance in excess of sixty (60) hours at FDT's then current commercial rates. CSG and the third party auditors and regulators must comply with all reasonable security and confidentiality procedures (including the execution of nondisclosure agreements), established by FDT at any facility to which access is granted, and audits shall not unreasonably interfere with FDT's normal business operations. CSG shall use commercially reasonable efforts to cause non-CSG third party auditors and regulators to provide FDT in advance with a draft copy of each written report or other output containing comments concerning FDT or the FDT Services and an opportunity to reply to comments that will be made in the final report.

     2.14.2 FDT Audits.  From time to time during the Term, FDT will allow a
            ----------
third party, selected by FDT, to perform an audit of the electronic data processing environment maintained by FDT to provide the FDT Services contemplated under this Services Agreement. Upon request, FDT shall provide CSG with a copy of the results of the audit. CSG may provide a copy of the audit to its clients who have specifically agreed to hold the audit confidential in conformance with an agreement in the form of or conforming to Schedule 2.14.
                                                              -------------

     2.15 Additional Services.  If CSG requests FDT to provide any services that
          -------------------
are different from, or in addition to, the FDT Services ("Additional Services"), the Parties will cooperate with each other in good faith in discussing the scope and nature of the request, the Additional Services so requested, the related performance criteria, the impact (if any) on existing Performance Criteria, the time period in which FDT would provide such Additional Services and the basis upon which FDT would be compensated and reimbursed therefor, it being understood that such compensation and reimbursement for Additional Services shall be consistent with the pricing methodology used for the FDT Service Charges, but only include costs associated with the FDT Data Center (as opposed to indirect costs of FDT), and may include the payment of additional fees associated with equipment obtained by FDT for the provision of Additional Services if CSG terminates this Agreement for its convenience pursuant to Section 11.4. If the
                                                          ------------
Parties agree upon the scope and nature of the Additional Services and FDT's compensation therefor, including, the payment of additional fees (if any) set forth in the previous sentence, the Parties shall amend this Services Agreement accordingly and such Additional Services shall

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                                       11
become a part of the FDT Services.

     2.16 CSG Obligations and Responsibilities.
          ------------------------------------

          2.16.1 CSG Obligations.  CSG shall have and perform the obligations
                 ---------------
     including, those identified in Schedule 2.16.1.
                                    ---------------

          2.16.2 Data Responsibility. CSG shall have responsibility for the supervision, management and control of its use of the CSG Data, reports and the like, including implementing sufficient procedures to satisfy its internal security and accuracy requirements for information FDT furnishes.

     2.17 Relocation.
          ----------

          2.17.1 Movement of FDT Data Center. If FDT relocates the FDT Data
                 ---------------------------
Center, FDT shall reimburse CSG for (a) any conversion cost incurred, directly or indirectly, by CSG as a result of such relocation and (b) any increase in the ongoing expenses of CSG as a result of such relocation during the Original Term.

          2.17.2 Movement of CSG. If CSG relocates its principal place of
                 ---------------
business from Omaha, Nebraska, CSG shall reimburse FDT for (a) any conversion costs incurred, directly or indirectly, by FDT as a result of such relocation and (b) any increase in the ongoing expenses of FDT as a result of such relocation during the Original Term.

     2.18 Access to FDT Data Center.  During the Term, FDT will permit CSG and
          -------------------------
CSG Clients, on reasonable written notice and subject to FDT's standard security procedures, to have access to the FDT Data Center during normal business hours for the purpose of giving tours of such FDT Data Center to CSG Clients and prospective clients of CSG. Such tours shall be conducted by an employee or representative of FDT and the extent of such tours shall be determined by FDT in its sole discretion, provided that such tours provide such CSG Clients and
                     --------
prospective clients of CSG with a reasonable understanding of the FDT Data Center standard practices and procedures. Employees and representatives of FDT conducting such tours shall do so in a professional manner.

     2.19 Cooperation and Good Faith.  Each Party shall cooperate with the other
          --------------------------
to establish priorities for the FDT Services and any Additional Services to be provided to CSG. Each Party will also cooperate with the other by, among other things, making available and not withholding or delaying, as reasonably requested by the other, such management decisions and approvals as may be necessary to fulfill each Party's respective obligations to the other under this Services Agreement in a timely and efficient manner. All negotiations including, negotiations for Additional Services, between the Parties shall be conducted in good faith in accordance with reasonable commercial business practices. FDT will provide reasonable assistance to CSG in

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                                       12

CSG's efforts to develop new business, data conversion and deconversion activities. Each Party shall designate a person to represent the Party and coordinate its activities in connection with this Services Agreement.

     2.20 Rights of Contemporaneous Negotiation.  Contemporaneously with
          -------------------------------------
soliciting (or responding to an offer by) a third party to perform any other data processing or data telecommunications services similar to any of the FDT Services or a replacement for any of the FDT Services, CSG shall offer FDT the opportunity to provide such services on mutually acceptable terms. The Parties each agree that they will act in good faith and without undue delay as they participate in discussions on the terms pursuant to which FDT will provide such services to CSG; provided however, nothing in this Services Agreement shall
                 -------- -------
obligate either Party necessarily to reach an agreement with the other with respect to such services. It is expressly agreed that (notwithstanding this Services Agreement, or any past or future discussions or other communications between them) neither Party will have any liability or obligation whatsoever to the other with respect to the provision of such services unless and until negotiations between them are completed and they have in fact entered into comprehensive, mutually-binding written agreement which covers all matters agreed to and which is signed by each Party's authorized officers. It is agreed that either Party may terminate such discussions on written notice to the other Party, without incurring any liability therefor.

                                   SECTION 3
                           PAYMENTS FOR FDT SERVICES
                           -------------------------

     3.1  Fees and Charges.  The FDT Service Charges are set forth in Schedule
          ----------------                                            --------
1.27.  FDT's obligations and CSG's rights under this Services Agreement are
----
conditional upon CSG's payment of the fees and charges in accordance with the terms and conditions of this Services Agreement.

     3.2   Taxes.  CSG shall be responsible for any sales, use, excise, value-
          ------
added and other taxes and duties payable by FDT or CSG on the FDT Services as a whole or on a particular good or service received by CSG from FDT in connection with the FDT Services where the tax is imposed on CSG's acquisition or use of such FDT Services or such other goods or services from FDT, and not by FDT's cost in acquiring the FDT Services or such other goods or services. FDT shall be solely responsible for payment of the taxes, if any, on FDT's income from the FDT Services, and FDT corporate occupation taxes, if any. The Parties will use commercially reasonable efforts to cooperate with each other to enable each other to determine accurately each Party's tax liability and to minimize such liability to the extent legally permissible. Each Party shall provide and make available to the other any resale certificates, information regarding out-of-state or out-of-country sales or use of equipment, materials or services, and other exemption certificates or information reasonably requested by either Party.

     3.3  Invoice and Time of Payment.  FDT will invoice CSG on or before the
          ---------------------------
fifth (5th)

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                                       13
business day of each month for any amount owed to FDT pursuant to this Services Agreement for the immediately preceding month. Each such invoice will be due and payable within thirty (30) days after receipt of the invoice. Notwithstanding the foregoing, if CSG should dispute the accuracy of all or any portion of an amount indicated on any invoice, CSG shall timely pay the undisputed portion of such invoice and notify FDT's accounts receivable department in writing of the nature of the disputed amount at the time of payment. The Parties shall attempt in good faith to mutually resolve such dispute; provided however, if the dispute
                                                -------- -------
is not resolved within forty-five (45) days from FDT's receipt of such written notice, either Party shall have the right to have such dispute resolved pursuant to the terms of Section 6.4.
                -----------

     3.4  Interest.  If FDT does not receive, or is unable to obtain, payment of
          --------
any amount due or payable to FDT under this Services Agreement at the time provided for payment under this Services Agreement, such unpaid amount shall bear interest at a rate equal to one percent (1%) over the prime rate as published in the Wall Street Journal, from the date on which payment was due
                 -------------------
until the date on which FDT receives such payment.

                                   SECTION 4
                        RELATIONSHIP BETWEEN THE PARTIES
                        --------------------------------

     Nothing contained in this Services Agreement shall be deemed to constitute a partnership or joint venture between the Parties. Neither Party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of, in the name of, or binding upon the other Party, nor shall anything contained in this Services Agreement be deemed to create or imply a fiduciary relationship between the Parties.

                                   SECTION 5
                             INTELLECTUAL PROPERTY
                             ---------------------

     5.1  CSG Data.  Any data regarding the operations of CSG or any data
          --------
regarding CSG's Clients provided by CSG to FDT pursuant to this Services Agreement shall remain the property of CSG or CSG Clients (collectively, "CSG Data"). CSG authorizes FDT to access and make use of the CSG Data for FDT's performance of its obligations under this Services Agreement. Upon the termination or expiration of this Services Agreement for any reason, FDT shall promptly return CSG Data in the form such data is maintained by FDT in connection with the performance of the FDT Services or, if CSG so elects in writing, destroy it. FDT shall not use the CSG Data for any purpose except as contemplated by this Services Agreement, nor shall any part of such data be disclosed or sold by FDT to third parties or commercially exploited by FDT other than CSG Data that may be disclosed in connection with the provision of FDT Services. Notwithstanding the foregoing, FDT shall have the right without CSG's approval, to compile and distribute aggregate and statistical analyses and reports using CSG Data, information, and other sources, provided that such
                                                        --------
analyses and reports do not identify CSG, CSG Clients or CSG's industry, and provided further that such analyses and reports are not sold
-------- -------

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                                       14
to third parties.

     5.2  CSG Proprietary Software.  CSG hereby grants FDT a non-exclusive,
          ------------------------
royalty-free license for the Term of this Services Agreement to execute the CSG Proprietary Software in connection with the performance of the FDT Services and to access, modify and review the CSG Proprietary Software for problem resolution and performance recommendations. Except as may be necessary for the accomplishment of the activities authorized in the immediately preceding sentence, FDT shall not modify, reverse engineer, decompile, disassemble, create derivative works or otherwise discover any process or technique inherent in the CSG Proprietary Software or any portion thereof. As between the Parties, the CSG Proprietary Software will remain CSG's property. FDT will have no ownership interests or other rights in the CSG Proprietary Software. CSG represents and warrants to FDT that the CSG Proprietary Software excluding the Original CSG Proprietary Software will not violate or infringe, any issued United States patent as of the effective date of the Original Agreement or any copyright, trade secret or other intellectual property rights as of the effective date of the Original Agreement.

     5.3  FDT Proprietary Software.  FDT hereby grants CSG a non-exclusive,
          ------------------------
royalty-free license for the Term of this Services Agreement to use the FDT Proprietary Software (excluding the Team 35 Software, it being understood that CSG shall be licensed to use the Team 35 Soft ware only as authorized pursuant to that certain license agreement attached hereto as Schedule 5.6). The
                                                     ------------
foregoing license shall include access to the source code and documentation in FDT Proprietary Software for the sole and limited purpose of enabling CSG to modify Existing CSG Proprietary Software and to develop New CSG Proprietary Software in response to CSG Client needs. Except as may be necessary for the accomplishment of the activities authorized in the previous sentence, CSG shall not modify, reverse engineer, decompile, disassemble, create derivative works, or otherwise discover any process or technique inherent in the FDT Proprietary Software or any portion thereof. As between the Parties, the FDT Proprietary Software will remain FDT's property. CSG will have no ownership interests or other rights in the FDT Proprietary Software. FDT represents and warrants to CSG that the foregoing grant in the FDT Proprietary Software will not violate or infringe, any issued United States patent as of the effective date of the Original Agreement or any copyright, trade secret or other intellectual property rights as of the effective date of the Original Agreement

     5.4  Development Software.  FDT has obtained or will obtain for CSG for the
          --------------------
Term the right to execute and use the Development Software at CSG's principal place of business for the purpose of developing, modifying, and enhancing the CSG Proprietary Software. CSG shall comply with the terms of the licenses and use restrictions for the Development Software. CSG shall not modify, reverse engineer, reverse assemble or decompile the Development Software, nor shall CSG permit any other person to do so.

     5.5  Ownership of Information.  All Software, Operating Procedures,
          ------------------------
manuals, and other documentation and similar data processing materials and derivative works based thereon

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

("Data Processing Materials") developed or owned by a Party are and, unless specifically transferred to the other, shall remain the property of such Party and shall be Confidential Information. Any Operating Procedures, manuals, or other documentation included within Confidential Information that is required for CSG Clients to utilize the services of CSG may be provided to CSG Clients, provided appropriate confidentiality agreements are executed to protect such Confidential Information.

     5.6  Team 35 Software.  Contemporaneously with the execution of this
          ----------------
Services Agreement, the Parties shall execute the agreement attached hereto as
Schedule 5.6 relating to CSG's use of the Team 35 Software.
------------

     5.7  Injunctions.  In the event any injunction is issued as to any portion
          -----------
of a product, service or any Software which is used to provide the FDT Services, the unavailability of which would materially adversely affect the business or operations of CSG, due to the infringement of a third party's patent, copyright or trade secret, FDT will use commercially reasonable effort to modify or replace the product or service if the infringement arises out of or relates to the Platform, the Systems Software or any portion thereof, and CSG will use commercially reasonable efforts to modify or replace the Applications Software or Team 35 Software or any portion thereof if the infringement concerns the Applications Software or Team 35 Software, in either event in order to avoid the infringement, and if FDT or CSG, as applicable, is unable to do so with commercially reasonable efforts or at commercially reasonable prices, FDT shall no longer be responsible for providing the affected portion of the FDT Services.

                                   SECTION 6
                         LIABILITY AND INDEMNIFICATION
                         -----------------------------

     6.1  FDT's Indemnification.  FDT shall hold harmless and indemnify CSG and
          ---------------------
its directors, officers, employees, agents and Affiliates from and against any and all claims, liabilities, losses or damages (including reasonable attorneys fees, expert witness fees, expenses and costs of settlement) resulting from or arising out of:

          6.1.1 any infringement of any issued United States patent as of the effective date of the Original Agreement or any copyright, trade secret or other intellectual property rights as of the effective date of the Original Agreement (collectively, "Infringement Claims") asserted by any third party against CSG in connection with the use by CSG of any FDT Proprietary Software (excluding the Team 35 Software) in accordance with the terms and conditions of this Services Agreement;

          6.1.2 the death or bodily injury of any agent, employee, customer, client, business invitee or business visitor of FDT except to the extent, if any, that such death or bodily injury shall have been caused by the gross negligence or reckless

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

   or intentional conduct of CSG; provided, however, that for purposes of
                                  --------  -------
   this Section 6.1.2, the agents, employees, customers, CSG Clients, business
        -------------
   invitees and business visitors of CSG shall not, when on the premises of FDT, be deemed FDT's business invitee or business visitor;

          6.1.3 any payment obligations of FDT to a third party relating to the Systems Software, FDT Proprietary Software or Platform; and

          6.1.4 any misappropriation or misuse by FDT or its employees or agents of Confidential Information of CSG or a CSG Client.

     6.2  CSG's Indemnification.  CSG shall hold harmless and indemnify FDT and
          ---------------------
its directors, officers, employees, agents and Affiliates from and against any and all claims, liabilities, losses or damages (including reasonable attorney fees, expert witness fees, expenses and costs of settlement) resulting from or arising out of:

          6.2.1 any Infringement Claim asserted by any third party against FDT in connection with any CSG Proprietary Software; provided any such claim arises out of new material or functionality added to such software that is not present in the Original CSG Proprietary Software;

          6.2.2 the death or bodily injury of any agent, employee, customer, client, business invitee or business visitor of CSG except to the extent, if any, that such death or bodily injury shall have been caused by the gross negligence or reckless or intentional conduct of FDT; provided, however, that
                                                         --------  -------
   for purposes of this Section 6.2.2, the agents, employees, customers,
                        -------------
   clients, business invitees and business visitors of FDT shall not, when on the premises of CSG, be deemed CSG's business invitee or business visitor;

          6.2.3 any payment obligations of CSG to a third party relating to the CSG Proprietary Software;

          6.2.4 any Infringement Claim or other claim asserted by any third party against FDT in connection with CSG Data or records provided by CSG or CSG Clients to FDT in connection with the FDT Services;

          6.2.5 any claims by third parties, including pursuant to any actions brought derivatively on behalf of CSG or actions by CSG Clients, suppliers or creditors of CSG, unless such claims arise from the sole gross negligence or willful misconduct of FDT; and

          6.2.6 any misappropriation or misuse by CSG or its employees or agents


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                                       17
   of Confidential Information of FDT.

     6.3  Indemnification Procedures.
          --------------------------

          6.3.1 If any civil, criminal, administrative or investigative action or proceeding (any of the foregoing, a "Claim") is threatened or commenced against any person or Party that a Party is obligated to defend or indemnify under Section 6.1 or 6.2 (such person and such Party, collectively, an
         -----------    ---
   "Indemnified Party"), then written notice thereof shall be given to the Party that is obligated to provide indemnification under such Sections (the "Indemnifying Party") as promptly as practicable; provided, however, that any
                                                     --------  -------
   delay by the Indemnified Party in giving such written notice shall not constitute a breach of this Services Agreement and shall not excuse the Indemnifying Party's obligation under this Section 6 except to the extent, if any, that the Indemnifying Party is prejudiced by such delay. After such notice, the Indemnifying Party shall be entitled, if it so elects in writing with in ten (10) days after receipt of such notice, to take control of the defense and investigation of such claim and to employ and engage attorneys of its choice reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party's sole cost and expense. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom; provided however, that
                                                   -------- -------
   the Indemnified Party may, at its own cost and expense, participate through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom. No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into by the Indemnifying Party without the prior consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed.

          6.3.2 After written notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such claim pursuant to Section 6.3.1, the Indemnifying Party shall not
                              -------------
   be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim and any appeal arising therefrom. If the Indemnifying Party does not assume full control over the defense of a claim pursuant to Section 6.3.1,
                                                               -------------
   then the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

          6.3.3 The remedy of indemnification described in this Section 6 shall
                                                                ---------
be the sole and exclusive remedy of the Indemnified Party for the Infringement


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                                       18

   Claims and other claims described in Section 6.1 and Section 6.2, except as
                                        -----------     -----------
   otherwise provided herein for injunctive relief and the recovery of consequential damages relating to the breach of confidentiality obligations or misappropriation of Confidential Information.

     6.4  Dispute Resolution.  Subject to Section 6.5, any and all Disputes
          ------------------              -----------
shall be resolved as provided in Schedule 6.4 hereto.
                                 ------------

     6.5  Litigation.
          ----------

          6.5.1 Notwithstanding anything to the contrary set forth herein, neither Party shall be required to submit any dispute or disagreement regarding the interpretation of any provision of this Services Agreement, the performance by either Party of such Party's obligations under this Services Agreement or a default hereunder to the mechanisms set forth in
   Section 6.4, if such submission would be seeking equitable relief from
   -----------
   irreparable harm.

          6.5.2 THE PARTIES CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE STATE OF NEBRASKA AND OF ANY NEBRASKA STATE COURT SITTING IN OMAHA, NEBRASKA FOR ALL LITIGATION WHICH MAY BE BROUGHT WITH RESPECT TO THE TERMS OF, AND THE TRANSACTIONS AND RELATIONSHIPS CONTEMPLATED BY, THIS SERVICES AGREEMENT. THE PARTIES FURTHER CONSENT TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN A DISTRICT WHICH ENCOMPASSES ASSETS OF A PARTY AGAINST WHICH A JUDGMENT HAS BEEN RENDERED, EITHER THROUGH ARBITRATION OR THROUGH LITIGATION, FOR THE ENFORCEMENT OF SUCH JUDGMENT AGAINST THE ASSETS OF SUCH PARTY.

                                   SECTION 7
                            LIMITATION OF LIABILITY
                            -----------------------

     7.1  Limitation on Amount of Damages.  It is understood and agreed that a
          -------------------------------
Party's liability to the other Party or any other person for damages, injuries, losses, costs or expenses of any kind, however caused, based on or arising from or in connection with this Services Agreement, any termination hereof, the subject matter hereof, the performance (or non-performance) of any of the FDT Services or other service or obligation hereunder, whether arising in contract or tort (including as a result of negligence or strict liability), and whether or not such Party shall have been informed, or might have anticipated the possibility of any such damage, loss, cost or expense (collectively, "Losses and Expenses"), shall be limited with respect to each consecutive twelve (12) month period during the Term commencing with the Effective Date, to the direct

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                                       19
damages actually incurred by such Party or person, or consequential damages incurred by either Party as a result of the misappropriation or misuse of Confidential Information, and shall be recoverable if, and only to the extent such Losses and Expenses exceed two hundred fifty thousand dollars ($250,000); and provided further, that the aggregate amount required to be paid by a Party
    -------- -------
to the Party or any other person for all such Losses and Expenses shall not exceed during the first year following the Effective Date, thirteen million dollars ($13,000,000), and for every year thereafter, the lesser of fifteen million dollars ($15,000,000) or FDT's revenues under this Services Agreement for the twelve (12) month period immediately preceding the date of the event giving rise to the claim. The foregoing limitations shall not apply to amounts for charges including the fees and charges in Schedule 1.27, otherwise due and
                                              -------------
payable under this Services Agreement.

     7.2  Provision of FDT Services.  CSG acknowledges that the FDT Services
          -------------------------
provided by FDT are to assist CSG in its business activities and are not intended to replace its professional skill and judgment. CSG shall be solely responsible for: (i) its own actions or omissions, and the actions or omissions of its agents, employees and clients with respect to CSG Data used as input for the FDT Services and (ii) any use of any FDT Services and any use made by CSG, its agents, employees and clients of CSG Data, reports or other products produced through any of the FDT Services.

     7.3  Mitigation.  Each Party shall use commercially reasonable efforts to
          ----------
mitigate damages for which the other Party is responsible.

     7.4  Limitation of Assertions.  Neither Party may assert any cause of
          ------------------------
action against the other Party under this Services Agreement that accrued more than one (1) year prior to: (i) the filing of a suit; or (ii) the commencement of arbitration proceedings alleging such cause of action.

     7.5  Express Allocation of Risks.  The Parties expressly acknowledge that
          ---------------------------
the limitations contained in this Section 7 and Sections 6, 8 and 9 represent
                                  ---------     -------- -  -     -
the express agreement of the Parties with respect to the allocation of risks between the Parties, including the level of risk to be associated with the provision of the FDT Services as related to the FDT Service Charges, and each Party fully understands and irrevocably accepts such limitations. The Parties acknowledge that but for the limitations contained in this Section 7 and
                                                           ---------
Sections 6, 8 and 9, the Parties would not have entered into this Services
-------- -  -     -
Agreement.

                                   SECTION 8
                  STANDARD OF CARE AND EXCLUSION OF WARRANTIES
                  --------------------------------------------

     FDT will use reasonable commercial efforts to meet the Performance Criteria, and FDT will use reasonable care in providing the FDT Services pursuant to this Services Agreement. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS SERVICES AGREEMENT,

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                                       20

FDT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO CSG OR TO ANY OTHER PERSON, INCLUDING ANY WARRANTIES REGARDING THE MERCHANTABILITY, SUITABILITY, ORIGINALITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (IRRESPECTIVE OF ANY PREVIOUS COURSE OF DEALINGS BETWEEN THE PARTIES OR CUSTOM OR USAGE OF TRADE), OR RESULTS TO BE DERIVED FROM THE USE OF ANY SOFTWARE, FOR SERVICES, HARDWARE OR OTHER SERVICES, PRODUCTS OR MATERIALS PROVIDED UNDER THIS SERVICES AGREEMENT.

                                   SECTION 9
                              EXCLUSION OF DAMAGES
                              --------------------

     NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY SET FORTH IN THIS SERVICES AGREEMENT, IN NO EVENT SHALL EITHER PARTY, ANY OF THEIR AFFILIATES OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY LOST PROFITS, LOSS OF DATA, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER OR NOT EITHER PARTY OR ANY OTHER SUCH ENTITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED THE FOREGOING EXCLUSION SHALL NOT APPLY TO CONSEQUENTIAL DAMAGES INCURRED BY EITHER PARTY AS A RESULT OF THE MISAPPROPRIATION OR MISUSE OF CONFIDENTIAL INFORMATION.

                                   SECTION 10
                                CONFIDENTIALITY
                                ---------------

     10.1 Confidential Information.  Information exchanged between the Parties
          ------------------------
or otherwise made available by one Party for the other in connection with this Services Agreement before or after the date hereof shall be considered a trade secret or confidential or proprietary information ("Confidential Information") if it has been designated as such in this Services Agreement or on the information itself when delivered or made available, or if delivered orally, if a written notification of the confidential nature of the information is sent within a reasonable time after the information is transmitted. Among other things, Confidential Information shall include confidential or proprietary information of third parties in the possession of one of the Parties to this Services Agreement and needed to perform obligations hereunder. FDT Pro-prietary Software and CSG Proprietary Software shall in any event be considered Confidential Information of the Parties, respectively. Confidential Information not requiring a marking shall include FDT Proprietary Software, CSG Proprietary Software, all specifications and documentation therefor, financial information of either Party, all CSG Data processed in the FDT Data

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                                       21

Center, or other confidential business plans of either Party.

     10.1.1 Except as expressly authorized by prior written consent of the dis-closing Party, the receiving Party shall:
             (i) limit access to any Confidential Information received by it to its employees, agents, representatives, and consultants who have a need-to-know in connection with this Services Agreement and the obligations of the Parties hereunder;

             (ii) advise its employees, agents and consultants having access to the Confidential Information of the proprietary nature thereof and of the obligations set forth in this Services Agreement;

             (iii) safeguard all Confidential Information received by it using a reasonable degree of care, but not less than that degree of care used by the receiving Party in safeguarding its own similar information or material;

             (iv) not disclose any Confidential Information received by it to third parties; and

             (v) use the Confidential Information of the other Party only for the purposes and in connection with the performance of such Party's obligations under this Services Agreement; and

             (vi) upon the disclosing Party's request after expiration or termi-nation of this Services Agreement, return promptly to the disclosing Party all Confidential Information of the disclosing Party in the receiving Party's possession, and certify in writing to the disclosing Party its compliance with this subsection (vi).

          10.1.2  Exceptions to Confidentiality.  Notwithstanding the foregoing
                  -----------------------------
     Section 10.1, the Parties' obligations respecting confidentiality under
     ------------
     Section 10.1.1 shall not apply to any particular information of a Party
     --------------
     that the other Party can demonstrate (i) was, at the time of disclosure to it, in the public domain; (ii) after disclosure to it, is published or otherwise becomes part of the public domain through no fault of the receiving Party; (iii) was in the possession of the receiving Party at the time of disclosure to it without being subject to another confidentiality agreement; (iv) was received after disclosure to it from a third party who had a lawful right to disclose such information to it; (v) was inde-pendently developed by the receiving Party without reference to Confidential Information of the furnishing Party; (vi) was required to be disclosed to any regulatory body having jurisdiction over FDT or CSG or any of their respective clients; or (vii) that disclosure is necessary by reason of legal, accounting or regulatory requirements beyond the


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                                       22
     reasonable control of the receiving Party. In the case of any disclosure pursuant to clauses (vi) and (vii) above, to the extent practical, the disclosing Party shall give prior written notice to the other Party of the required disclosure and shall use commercially reasonable efforts to obtain a protective order covering such disclosure. If such a protective order is obtained, such information shall continue to be deemed to be Confidential Information.

     10.2 No License or Other Rights.  Except as specifically granted herein or
          --------------------------
in the Stock Purchase Agreement, this Services Agreement does not confer any right, license, interest or title in, to or under the Confidential Information to the receiving Party and no license is hereby granted to the receiving Party, by estoppel or otherwise under any patent, trademark, copyright, trade secret or other proprietary right of the disclosing Party. Title to the Confidential Information shall remain solely in the disclosing Party.

     10.3   Publicity and Use of Certain Information.  Neither Party will,
            ----------------------------------------
without the other Party's prior written consent, use the name, service marks or trademarks of the other Party or any of its Affiliates; provided, however, that
                                                        --------  -------
FDT may use CSG as a reference and may indicate to others that CSG purchases the FDT Services under this Services Agreement. Either Party may disclose to other persons and Entities the existence and general nature of the Services Agreement but not the terms and conditions hereof.

     10.4 Equitable Remedies.  Each Party acknowledges that if it breaches (or
          ------------------
attempts to breach) its obligations under this Section 10, the other Party will
                                               ----------
suffer immediate and irreparable harm, it being acknowledged that legal remedies are inadequate. Accordingly, if a court of competent jurisdiction should find that a Party has breached (or attempted to breach) any such obligations, such Party will not oppose the entry of an appropriate order compelling performance by such Party and restraining it from any further breaches (or attempted breaches).

     10.5 Privileged Data.  CSG accepts full responsibility for complying with
          ---------------
federal, state and local laws, rules and regulations concerning use of privileged or confidential third party information derived from input into or output from the FDT Services provided by FDT under this Services Agreement.

                                   SECTION 11
                                  TERMINATION
                                  -----------

     11.1 Termination for Cause.  Except as provided in Section 11.2, if either
          ---------------------                         ------------
Party breaches any of its material obligations under this Services Agreement, which breach is not substantially cured within forty-five (45) days (ten (10) days for payment defaults) after written notice specifying the breach is given by the non-breaching Party to the breaching Party, then the other Party may, by giving notice to the defaulting Party terminate this Services Agreement (or any service provided by or received by the non-defaulting Party hereunder) for cause as of a

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                                       23
future date specified in the notice of termination; provided however,
                                                    -------- -------
such termination notice shall not: (i) if delivered by CSG to FDT, specify a future termination date more than twelve (12) months from the date of the notice; (ii) if delivered by FDT to CSG, specify a future termination date less than nine (9) months from the date of the notice; and (iii) in any case, otherwise extend the Term of this Services Agreement beyond the date for termination specified in any previous termination notice delivered by either Party pursuant to the terms of this Services Agreement. Notwithstanding anything herein to the contrary, in no event shall the operation of this Section
                                                                         -------
11.1 extend the Term of this Services Agreement.
----

     11.2 Termination for Failure to Meet Performance Criteria.  FDT's
          ----------------------------------------------------
performance during any month shall be evaluated against the Performance Criteria set forth in Schedule 2.13. If FDT fails to perform a specified Performance
             -------------
Criteria in accordance with Section 2.13 and Schedule 2.13 during any two (2)
                            ------------     -------------
consecutive months, CSG may notify FDT in writing of its desire to have FDT correct such failure (hereinafter referred to as "Failed Criteria"). During the next thirty (30) days after receipt of such notice or such shorter period if FDT shall request less than thirty (30) days (hereinafter referred to as "First Cure Period"), FDT shall correct such Failed Criteria and immediately notify CSG of its correction. If FDT fails to correct such Failed Criteria within the First Cure Period, CSG shall have a right to terminate this Services Agreement;

provided, that this termination option is exercised within thirty (30) days
--------
after the end of the First Cure Period. Such termination shall become effective on a date specified by CSG, which date shall be not later than twelve (12) months after CSG's delivery to FDT of a written notice of its intention to so terminate. If FDT cures the Failed Criteria within the First Cure Period, but thereafter within the next sixty (60) days again fails to satisfy such Failed Criteria, CSG, at its election, may terminate this Services Agreement; provided,
                                                                       --------
that this termination option is exercised within thirty (30) days after CSG receives notice of FDT's repeated failure to perform (as set forth above), and provided that such termination shall become effective on a date specified by CSG, which date shall be not later than twelve (12) months after CSG's delivery to FDT of a written notice of its intention to so terminate this Services Agreement. Notwithstanding anything herein to the contrary, in no event shall the operation of this Section 11.2 extend the Term of this Services Agreement.
                      ------------

     11.3   Termination Due to Change of Control or Assignment.  CSG shall
            --------------------------------------------------
notify FDT within ten (10) business days of any public announcement relating to:
(a) the sale in one transaction or a series of related transactions of a majority of the voting equity securities of CSG other than pursuant to an underwritten public offering; or (b) any other matter specified in Section
                                                                    -------
12.3. FDT may, within thirty (30) days of receipt of any such notice, notify CSG of its intent to terminate this Services Agreement, effective no earlier than twelve (12) months from the date of CSG's notice to FDT. FDT shall provide CSG or its designee with Termination Assistance as requested by CSG commencing upon CSG's receipt of FDT's notice pursuant to the limitations and procedures set forth in Section 11.5.
             ------------

     11.4 Termination for Convenience.  CSG may terminate this Services
          ---------------------------
Agreement in its

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                                       24
entirety effective anytime between the thirty-six (36) and sixty (60)
month anniversary of the Effective Date, provided that:  (a) CSG
                                         --------
provides FDT with six (6) months advance written notice of the effective date of any such termination; (b) CSG pays to FDT fifty percent (50%) of the Termination for Convenience Fee within thirty (30) days of FDT's receipt of the written notice specifying the termination of this Services Agreement pursuant to this

Section 11.4; and (c) CSG pays to FDT upon the effective date of termination, in
------------
addition to all fees due FDT pursuant to this Services Agreement, the remaining fifty percent (50%) of the Termination for Convenience Fee. CSG may not terminate this Services Agreement for its convenience at any other time. Not withstanding anything herein to the contrary, in no event shall the operation of this Section 11.4 extend the Term of this Services Agreement.
     ------------

     11.5 Termination Assistance.  Commencing upon the giving of notice of any
          ----------------------
termination of this Services Agreement by either Party pursuant to Section 11,
                                                                   ----------
and ending upon the earlier of: (a) the effective date of any such termination identified in any such notice, or (b) the expiration of the Term, FDT will provide to CSG reasonable termination assistance requested by CSG to facilitate the orderly transfer of the systems management operations from FDT to CSG or its designee (the "Termination Assistance"). All CSG Data or data of CSG Clients shall be supplied on electronic media in a format selected by FDT. In addition, FDT shall: (i) provide to CSG appropriate file structure information; (ii) identify the parameters selected for the Systems Software; (iii) identify applicable procedures and processes relating to job streams; and (iv) use reasonable commercial efforts to obtain for CSG licenses to the Software of Third Party Providers that is used by FDT exclusively to provide FDT Services hereunder, it being under stood that FDT may be unable to obtain such licenses. To the extent that any Termination Assistance is provided hereunder, CSG shall pay FDT for such Termination Assistance on a time and materials basis at FDT's then current rates in effect under this Services Agreement, unless CSG shall terminate the Services Agreement under Section 11.1 or Section 11.2, which in
                                       ------------    ------------
each such case, CSG shall not be liable for the payment of Termination Assistance, but CSG shall continue to pay all other fees and charges due under this Services Agreement. If this Services Agreement is terminated by FDT pursuant to Section 11.1, then CSG shall prepay FDT, on the first day of each
            ------------
month in which Termination Assistance will be provided and as a condition to FDT's obligation to provide Termination Assistance to CSG or its designee, an amount equal to FDT's reasonable estimate of the total amount payable to FDT for such Termination Assistance for such month. In addition, CSG shall pay, or reimburse FDT for, all lease, license or other contract termination, transfer, assignment, access, upgrade, maintenance or related fees and expenses associated with the provision of the Termination Assistance to CSG or its designee. Prior to providing any of such Termination Assistance to a CSG designee, FDT shall be entitled to receive from such designee, in form and substance, reasonably satisfactory to FDT, written assurances that (A) such designee shall maintain at all times the confidentiality of any FDT Confidential Information, Software or materials disclosed or provided to, or learned by, such designee in connection therewith, and (B) such designee shall use such Confidential Information, Software or materials exclusively for purposes for which CSG is authorized to use such items pursuant to this Services Agreement. Except as set forth in

Section 11.8, FDT shall have no obli-
------- ----

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                                       25
gation to provide any Software to CSG as part of the Termination Assistance other than the return of the Application Software as required by this Services Agreement.

     11.6   Expiration Assistance.  FDT shall provide CSG or its designee with
            ---------------------
Termination Assistance as requested by CSG commencing no earlier than twelve
(12) months prior to the expiration of this Services Agreement pursuant to the limitations and procedures set forth in Section 11.5.
                                        ------------

     11.7 Access upon Expiration or Termination.  Upon the effective date of any
          -------------------------------------
expiration or termination of this Services Agreement, FDT shall have no further obligation to provide CSG with access to or use of the Platform, FDT telecommunications networks or any Systems Software.

     11.8 Expiration or Termination License.  Upon expiration or termination of
          ---------------------------------
this Services Agreement, FDT will grant CSG a perpetual, non-transferable, non-exclusive, royalty-free license to use, only on a computer system owned or operated by CSG, or any third party providing service bureau data processing for CSG and acceptable to FDT, and only for the data processing requirements of CSG or on behalf of CSG Clients relating to the Business (it being understood that Arthur Andersen LLP, EDS and IBM shall be acceptable to FDT), the application software programs (including any existing source code or user documentation relating thereto) comprising the Existing FDT Proprietary Software set forth on
Schedule 5.3 (excluding the Team 35 Software),  and any New FDT Proprietary
------------
Software (excluding the Team 35 Software) (the "Termination Licensed Materials"). FDT's obligations under this Section 11.8 are subject to CSG and
                                           ------------
FDT executing and delivering a license agreement, in form and substance reasonably satisfactory to FDT, containing such terms and conditions as are appropriate to (a) limit CSG's use of such Termination Licensed Materials as set forth above, (b) protect the value and confidentiality of the Termination Licensed Materials, (c) exclude all express and implied warranties with respect to the Termination Licensed Materials and provide the Termination Licensed Materials on an "AS-IS" basis, (d) exclude all continuing obligations of FDT to update, maintain, and support the Termination Licensed Materials, and (e) exclude all liability of FDT with respect to the Termination Licensed Materials.

     11.9 Rights Upon Expiration or Termination.  Upon expiration or termination
          -------------------------------------
of this Services Agreement for any reason, CSG shall pay FDT for all amounts payable to FDT pursuant to the terms of this Services Agreement including all reimbursable expenses incurred by FDT through the effective date of such expiration or termination. The provisions of Sections 3, 4, 5, 6, 7, 8, 9, 10,
                                              -------- -  -  -  -  -  -  -  --
11.5, 11.8, 11.9, 12.1, 12.5, 12.8, 12.12, 12.13, 12.14 and 12.15 shall survive
----  ----  ----  ----  ----  ----  -----  -----  -----     -----
the expiration or termination of this Services Agreement for any reason.

                                   SECTION 12
                                 MISCELLANEOUS
                                 -------------

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                                       26

     12.1 Notice.  All notices, requests, demands and other communications
          ------
required or permitted under this Services Agreement shall be deemed to have been duly given and made if in writing upon being served either by personal delivery or by telecopier to the Party for whom it is intended or two (2) business days after being deposited, postage prepaid, certified or registered mail, return receipt requested (or such form of mail as may be substituted therefor by postal authorities), in the United States mail, bearing the address shown in this
Section 12.1 for, or such other address as may be designated in writing
------------
hereafter by such Party:

     If to CSG:        CSG Systems, Inc.
                       2525 N. 117th Avenue
                       Omaha, Nebraska 68164
                       Attention:  President
                       Telecopy: 402-431-7218

     With a copy to :  CSG Systems, Inc.
                       2525 N. 117th Avenue
                       Omaha, Nebraska 68164
                       Attention:  General Counsel
                       Telecopy: 402-431-7278

     If to FDT:        First Data Technologies, Inc.
                       6200 South Quebec Street, Ste. 335
                       Englewood, Colorado 80111
                       Attn:  Charles T. Fote, President
                       Telecopy: 303-488-8292

     With a copy to :  First Data Corporation
                       2121 North 117th Avenue
                       Omaha, Nebraska 68164
                       Attention:  David P. Bailis, General Counsel
                       Telecopy:  402-498-4123

     12.2 Entire Agreement.  This Services Agreement and the Schedules hereto
          ----------------
embody the entire agreement and understanding of the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings relative to said subject matter.

     12.3 Assignment: Transfer; Binding Agreement.  Either Party may assign this
          ---------------------------------------
Services Agreement to any Affiliate of such Party upon notice to the other Party. Either Party may: (i) transfer this Services Agreement in connection with any merger or consolidation of such Party with another corporation, provided that such Party furnishes the other Party with notice of such transfer within ten (10) business days of the public announcement of the same; or (ii) in con-

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                                       27
nection with the sale of substantially all of the Party's assets (including the rights of a Party under this Services Agreement), provided that (a) the assignee thereof shall assume all of such Party's obligations hereunder, and (b) the Party furnishes the other Party with notice of the public announcement of such assignment and assumption within ten (10) business days of the same. Sub-ject to the foregoing, all provisions contained in this Services Agreement shall extend to and be binding upon the Parties hereto and their respective permitted successors and permitted assigns.

     12.4 Force Majeure.  No Party shall be liable for any default or delay in
          -------------
the performance of its obligations (other than payment obligations) under this Services Agreement if and to the extent such default or delay is caused, directly or indirectly, by (i) fire, flood, elements of nature or other acts of God; (ii) any outbreak or escalation of hostilities, war, riots or civil disorders in any country; (iii) any act, failure to act or omission of the other Party or any governmental authority; (iv) any labor disputes (whether or not the employees' demands are reasonable or within the Party's power to satisfy); or
(v) nonperformance by a third party (including third party vendors) or any other similar cause beyond the reasonable control of such Party, including failures or fluctuations in electrical or telecommunications equipment or lines or other equipment. In any such event, the non-performing Party will be excused from any further performance or observance of the obligation so affected only for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance as soon as practicable.

     12.5 Risk of Loss.  Except as otherwise provided in this Section 12.5, each
          ------------                                        ------------
party shall be responsible for risk of loss of, and damage to, any equipment, software or other materials in its possession or under its control, subject to

Section 12.4.  Notwithstanding anything in this Services Agreement to the
------------
contrary, each Party to this Services Agreement (the "Damaged Party") hereby waives any and all rights of recovery, claims, actions or causes of action, against the other Party (the "Other Party"), its Affiliates, and any of its or their directors, officers, employees, agents and subcontractors for any loss or damage that may occur to the Damaged Party's facilities, any improvements thereto, or any building or project of which the Damaged Party's facilities are a part, or any improvements thereon, or any personal property of any Entity therein, by reason of fire, the elements or any other cause that could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the Other Party, its Affiliates, or such Other Party's or its Affiliates' directors, officers, employees, agents or subcontractors, and both the Parties covenant that no insurer of one Party will hold any right of subrogation against the other. For purposes of this Section 12.5, the FDT Data Center shall be deemed
                             ------------
to be under the control of FDT at all times.

     12.6 No Third-Party Beneficiaries.  Except as set forth in Section 6 with
          ----------------------------                          ---------
respect to the indemnification of certain directors, officers, employees, agents and Affiliates of the Parties, nothing contained in this Services Agreement is intended to confer upon any Entity (other than the Parties hereto) any rights, benefits or remedies of any kind or character whatsoever, and no Entity shall be deemed a third-party beneficiary under or by reason of this Services Agreement.


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                                       28

     12.7 Severability.  If any provision of this Services Agreement or the
          ------------
application of any such provision to any Entity, or circumstance, shall be declared judicially or by the Arbitration Panel (as defined in Schedule 6.4) to
                                                               ------------
be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Services Agreement, it being the intent and agreement of the Parties that this Services Agreement shall be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent or, if such modification is not possible, by substituting therefor another provision that is valid, legal and enforceable so as to materially effectuate the Parties' intent.

     12.8 Certain Construction Rules.  The description of any FDT Services
          --------------------------
contained in the Schedules is qualified in its entirety by reference to the information set forth in the provisions of this Services Agreement. To the extent that the provisions of this Services Agreement and of the Schedules are in any respect inconsistent, the provisions of this Services Agreement shall govern and control. In addition, as used in this Services Agreement, unless otherwise provided to the contrary, any reference to a "Section" or "Schedule" shall be deemed to refer to a Section of this Services Agreement or Schedule attached to this Services Agreement.

     12.9 Compliance With Laws. CSG and its employees and agents and FDT and its
          --------------------
employees and agents shall comply, except where noncompliance would not have a material adverse effect on the Parties hereto, with all applicable laws, ordinances, regulations and codes relating to this Services Agreement, other than those relating solely to performance of the FDT Services, which shall be the responsibility of FDT.

     12.10   Counterparts.  This Services Agreement may be executed
             ------------
simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     12.11   Headings.  The article and section headings and the table of
             --------
contents contained in this Services Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Services Agreement. The recitals set forth on the first page of this Services Agreement are incorporated into the body of the Services Agreement. Unless the context clearly indicates, words used in the singular include the plural, words in the plural include the singular and the word "including" means "including but not limited to."

     12.12   No Interpretation Against Drafter.  Both Parties have participated
             ---------------------------------
substantially in the negotiation and drafting of this Services Agreement and each Party hereby disclaims any defense or assertion in any litigation or arbitration that any ambiguity herein should be construed against the draftsman.

     12.13  Waiver; Consent.
            ---------------

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                                       29

          12.13.1  Waiver.  Except as expressly provided herein, this Services
                   ------
     Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the Parties hereto. No waiver of any of the provisions or conditions of this Services Agreement or any of the rights of a Party hereto shall be effective or binding unless such waiver shall be in writing and signed by the Party claimed to have given or consented thereto. Except to the extent that a Party hereto may have otherwise agreed in writing, no waiver by that Party of any term, condition or other provision of this Services Agreement, or any breath thereof by any other Party shall be deemed to be a waiver of any other term, condition or pro vision or any breach thereof, or any subsequent breach of the same term, condition or provision by the other Party, nor shall any forbearance by the first Party or Parties to seek a remedy for any noncompliance or breach by the other Party be deemed to be a waiver by the first party of its, his, her or their rights and remedies with respect to such noncompliance or breach.

          12.13.2 Consent. If either Party requires the consent or approval of
                  -------
     the other Party for the taking of, or omitting to take, any action under this Services Agreement, such consent or approval shall not be unreasonably withheld or delayed.

     12.14  Governing Law.  This Services Agreement shall in all respects be
            -------------
construed in accordance with and governed by the laws of the State of New York, without regard to its conflict of law provisions.

     12.15  Limitation of Representations and Warranties; Indemnification.
            -------------------------------------------------------------
Notwithstanding anything to the contrary contained herein: (i) no representation or warranty is made in this Services Agreement as to any matter which is the subject of a representation or warranty in the Stock Purchase Agreement; and (ii) no provision of this Services Agreement shall otherwise expand or limit either Party's indemnity obligations set forth in the Stock Purchase Agreement.

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                                       30

     IN WITNESS WHEREOF, each of the Parties hereto has caused this Services Agreement to be executed as of the date first above written.

                         CSG SYSTEMS, INC., formerly known as CABLE SERVICES GROUP, INC. ("CSG")

                         Signed By: /s/ John P. Pogge
                                    -------------------------------
                                    John P. Pogge
                                    Executive Vice President

                         FIRST DATA TECHNOLOGIES, INC. ("FDT")

                         Signed By: /s/ Charles T. Fote
                                    -------------------------------
                                    Charles T. Fote
                         Print Name: Charles T. Fote
                                     ------------------------------

                         Title: Executive Vice President
                                -----------------------------------

                        CONFIDENTIAL - DO NOT DISCLOSE

                                 SCHEDULE 1.17

                              DEVELOPMENT SOFTWARE
                              --------------------

ABEND-AID CICS                        GDDM/PGF
ABEND-AID NVS                         GDDM/MVS
ASSEMBLER H                           INTERTEST
BATCH PIPES                           ISPF
BOOKHANGER READ                       JES2
BUNDL
CA-JCLCHECK                           NETSPY
CA-LIBRARIAN                          NETVIEW
CA-OPTIMIZER                          OS/VS COBOL
CA-OPTIMIZER II                       PHOENIX
CA-ROSCOE                             PSF
CA-TOP SECRET                         QMF/MVS
CA-VMAN                               RADAR
CA-1                                  RMF
CA-7                                  SAMS:DISK (DMS)
CICS/ESA                              SAS
CICS/MVS                              SDSF
CMA/SPOOL                             STROBE/CICS
                                      SYNCSORT
COMPAREX/MVS                          SYSD-32
CUSTOM STATEMENT FORMATTER            TMON/CICS
DATA-XPERT                            TMON/DB2
DB2                                   TMON/MVS
DYL-280 II                            VERSION MERGER
EDA/SQL
ENDEVOR
EPILOG                                VPS
FAST LOAD                             VPS/CICS
FDR                                   VS COBOL II
FDR/COMPACTOR                         XPEDITER/ROSCOE
FILE/AID/MVS                          XPEDITER/TSO



                            SCHEDULE 1.17 -- PAGE 1

                                 SCHEDULE 1.27

                  FDT SERVICES AND FDT CURRENT SERVICE CHARGES
                  --------------------------------------------

I.   FDT SERVICES:
     ------------

ACCOUNT MANAGEMENT:

The FDT account management team is the primary point of contact between CSG and FDT providing coordination, direction and assistance for problem management related to all FDT Data Center activities regarding problems and changes that impact CSG's system performance. Account management participates in ongoing discussion and project management efforts to ensure that all FDT activities are in accordance with CSG's business objectives.

AUTOMATION ANALYST:

Automation analysts review manual computer operation procedures for possible automation using operator automation tools, primarily Computer Associate's Automate software. Automated procedures are developed to improve operator manual errors, batch cycle and transmission completion times to meet all agreed Performance Criteria. This group is the primary point of contact for problem determination and resolution regarding automated procedures.

CAPACITY PLANNING:

FDT's capacity planning department monitors current system resource capacity used based on projections provided by CSG for forecasting system resource utilization. The forecasts are presented to CSG as recommendations in capacity plans for CPU, DASD, TAPE indicating trends and possible estimates of how system resources and their use may change.

TECHNICAL SERVICES:

Technical Services supports the System Software, CICS and OEM software (excluding the Team 35 Software) required by CSG to run its applications.

DASD:

The DASD group for FDT continually monitors DASD file placement and availability and provides first level support for all DASD related problems. This group also reviews system storage growth estimates for overall growth and special projects provided by FDT customer business units and the FDT Capacity group.

DATABASE MANAGEMENT:

                              SCHEDULE 1.27-PAGE 1

Database management at FDT includes installation, maintenance and problem resolution of all mainframe database related products in use by CSG. Database management creates new DBMS (Database Management System ) subsystems as requested including associated interfaces to allow customer access.

CSG DB2 DATABASE MANAGEMENT:

Database management at FDT is responsible for defining and maintaining all components and related user interfaces in support of IBM's DB2 DBMS. This area grants system level and storage group access to DB2 and monitors DB2 performance to help ensure proper tuning of subsystem components.

DATA NETWORK SERVICES:

Data Network Services encompasses all components related to the physical equipment used for telecommunications, including, telephone company circuit orders, dial backup testing, performance of circuit outage, dial backup and telephone company escalation for telecommunica tions related problems and installation and design of new telecommunications equipment and network configurations. Data Network Services provides 24x7 second level support for all net work problems and works continually with the Network software group to obtain the optimal level of circuit loading and network capacity for the FDT Data Center.

DISASTER RECOVERY:

Disaster Recovery develops and maintains plans for FDT Data Center recovery.
The plans which identify all procedures and resources necessary for recovery are tested with the coordination and cooperation of CSG.

HARDWARE AND FACILITIES:

The FDT hardware area coordinates installation, upgrades and maintenance for all physical hardware and related critical environmental support facilities (power, water coolers, air handlers, etc.) used by FDT. This area plans and coordinates all vendor required upgrades and preventative maintenance to help ensure that equipment functions in accordance with current Performance Criteria.

HELP DESK:

The Help Desk (commonly known as the "CSC" -- Customer Support Center) at FDT provides the first point of contact for FDT internal, CSG and CSG customer calls for all system and network related problems. The CSC performs first level problem determination notifying additional technical support as needed.

                              SCHEDULE 1.27-PAGE 2

Effective April 1, 1997, CSG shall assume responsibility for all of its customer calls. The CSC will provide 24x7 coverage for calls relating to the FDT Data Center and receive those related calls from CSG's internal support center. This service shall be provided as an Additional Service, provided that the parties
                                                    --------
reach agreement regarding the provision of the same.

Prior to April 1, 1997, FDT, at no additional cost to CSG, shall make available to CSG 80 hours of conversion assistance (including training), as well as associated documentation. Thereafter, such assistance shall be provided at an hourly rate, as an Additional Service, provided that the parties reach agreement
                                       --------
regarding the provision of the same.

Subject to the following, CSG may offer employment to FDT CSG dedicated control center analysts. CSG shall credit each dedicated control center analyst who becomes employed by CSG ("Transferred Employee") with all of his or her service with FDT and its Affiliates for the purpose of eligibility, vesting, seniority and the computation of any benefits, under all of CSG's employee benefit plans, policies or programs maintained, sponsored by or contributed by CSG on behalf of its employees, including, pension and retirement plans, deferred compensation plans, severance plans or policies.

Transferred Employees shall be immediately eligible upon employment by CSG to participate in any and all medical plans maintained, sponsored by or contributed to by CSG ("Medical Plans"). All pre-existing conditions, restrictions or limitations contained in any Medical Plan shall be waived with respect to Transferred Employees; provided, that if the Medical Plans do not permit the
                       --------
waiver of any pre-existing condition, limitation or restriction, CSG shall reimburse each Transferred Employee who elects to continue to be covered under FDT's medical benefit plans under its "COBRA option" for the cost of the premiums for such coverage until such time as the employee can participate in FDT's medical plans without any pre-existing condition, limitation or restriction. CSG shall be responsible for paying the severance pay and benefits of any Transferred Employee required to be paid under FDT's severance policy as a result of his or her termination as an FDT employee pursuant to this Services Agreement.

CSG shall pay each Transferred Employee an annual base salary no less than his or her salary on the date of termination by FDT and shall not reduce the annual base salary for any Transferred Employee during the first year of his or her employment with CSG. If CSG terminates any Transferred Employee within his or her first year of employment, CSG shall pay such employee severance pay at a rate no less than the severance pay that individual would have been entitled to based on FDT's severance policy. CSG shall credit all Transferred Employees with FDT accrued and unused vacation, and shall provide all Transferred Employees with the remaining balance, if any, of their FDT 1997 unused personal days. (FDT employees accrue six (6) personal days on the last day of January.)

The termination of FDT providing to CSG the CSC services as of April 1, 1997 shall not result in the reduction of any FDT Service Charges.

                              SCHEDULE 1.27-PAGE 3

DATA SECURITY:

FDT Data Security team maintains access rules for files, system resource and user id's. In addition, Data Security performs the above functions for other related OEM software requiring inter nal product security administration.

STANDARDS:

FDT Data Center standards are supported by the FDT Quality Services area and include revisions to established standards and the preparation of proposals relating to those standards for periodic review by the FDT Standards Committee, which committee includes CSG personnel. The approved standards are then published by Quality Services for online viewing.


CHANGE MANAGEMENT:

Change Management is supported by the Quality Services area and includes a review of all changes for the FDT Data Center. This review is performed to identify conflicts with other changes, missing required information needed for changes, and scheduling/approvals for those changes. Reports listing changes by day and week are published by the Change Management group and are reviewed during regular meetings internally and with CSG to ensure that system changes meet both FDT's and CSG's business needs.

INFOMAN STANDARD SUPPORT PROCESSES:

FDT Quality Services supports administrative Infoman functions relating to the FDT standard problem and change screens and reports.

MAINFRAME CONSOLE OPERATIONS:

Operations is responsible for monitoring all Systems Software and the Platform to help ensure continued service to CSG. Operations tracks CSG batch cycle and online processes and reports any Performance Criteria or key indicator impact to appropriate FDT and CSG management personnel. Operations also assists in coordinating the implementation of all approved system changes.

MEDIA SERVICES:

FDT Media Services processes, distributes and mails all output generated by CSG's applications to CSG, CSG customers and associated vendors. Media forms currently produced are microfiche, magnetic tapes and personal computer diskettes.

FDT shall provide CSG with a proposal relating to the use of CD-ROM rather than microfiche in the provision of FDT Services. Such proposal shall include, without limitation, pricing, conver-

                              SCHEDULE 1.27-PAGE 4
sion costs, timing of conversion and Performance Criteria, and the changes (if any) to the FDT Service Charges identified herein. CSG shall give FDT's proposal due consideration and shall notify FDT no later than 60 days after the receipt of such proposal, of whether such proposal meets with CSG's approval. If such proposal meets with CSG's approval, and if CSG and FDT agree on the terms and conditions relating to the use of CD-ROM rather than microfiche in the provision of FDT Services, the parties shall use commercially reasonable efforts to execute an amendment to this Services Agreement memorializing such agreement.

NETWORK SOFTWARE:

The Network Software (VTAM) group installs, maintains and monitors all network software components necessary to support host mainframe data communications as well as specialized hardware components. This group provides support to CSG and its customers for data file transfer, including RJE, NDM, PC download, and IP data transfer methods.

PERFORMANCE:

FDT Performance monitors and identifies trends, changes and bottlenecks in system workload. The performance area recommends and implements system tuning changes based on identified variances in system performance and workload.

PROBLEM MANAGEMENT:

Problem management provides resolution and follow-up assistance relating to FDT related problems. Daily and monthly reporting is provided by problem management for tracking by the Parties.

TAPE OPERATIONS:

Tape operations mounts and re-files tapes for all external tape drives and re-files tapes ejected from tape silos. Tape operations also performs physical maintenance related to tape media, including new tape initialization, tape cleaning, replacement of broken or damaged tapes. Tape operations also resolves tape drive and silo problems.

II.  FDT SERVICE CHARGES:
     -------------------

     1.   Monthly Service Fees.  The fees for FDT Services shall be determined
          --------------------
on a usage basis as set forth below.

     2.   Pass-Through Expenses.  If the Parties agree that a particular expense
          ---------------------
is to be paid directly by CSG, FDT will promptly provide CSG with a copy of the third party invoice for such expense. Otherwise, FDT shall act as a payment agent for CSG, and FDT shall pay any third party charges comprising such expense, subject to Section 3 of this Schedule 1.27.
                    ---------         -------------

                              SCHEDULE 1.27-PAGE 5

     3.   Reimbursable Expenses.  In addition to any other payments specified in
          ---------------------
this Services Agreement and to the extent not provided for in this Schedule
                                                                   --------
1.27, CSG will pay, or reimburse FDT for, all reasonable out-of-pocket costs and expenses incurred by FDT in connection with: (a) travel specifically requested by CSG; (b) any CSG-requested document production; (c) specially CSG-requested courier deliveries; (d) CSG-required preprinted and stock forms; (e) general supplies; (f) third party charges for programming, training, seminars and similar consulting; (g) overtime, additional personnel, products and services required as a result of (i) any federal, state or local regulatory or administrative authority, (ii) third party audit, or (iii) CSG's internal or external auditors; or (h) any pass-through expenses paid on CSG's behalf pursuant to Section II.2 of this Schedule 1.27, including costs arising out of
            ------------         -------------
all CSG Vendor Software license and maintenance fees, as well as Software requested by CSG and not originally included in this Services Agreement.

     4.   Billing.  FDT shall bill CSG monthly with a single invoice for all of
          -------
CSG's monthly fees and charges. The invoice shall reflect in reasonable detail the total fees and charges of CSG by FDT Service component, and shall be supported by appropriate documentation. FDT shall designate a contact person to answer questions from CSG regarding the monthly invoice.

                              SCHEDULE 1.27-PAGE 6

                                                    "Confidential Treatment
                                                    Requested and the Redacted
                                                    Material has been separately
                                                    filed with the Commission."

------------------------------------------------------------------------------------------------------------------------------------
FDT Services                  Unit                  1997          1998          1999          2000          2001        Comments
------------------------------------------------------------------------------------------------------------------------------------
Assigned CPU MIPS             MIP/month             $(**)         $(**)         $(**)         $(**)         $(**)     Notes 1, 2
------------------------------------------------------------------------------------------------------------------------------------
CPU Incremental MIPS          MIP/month             $(**)         $(**)         $(**)         $(**)         $(**)     Notes 1, 2
------------------------------------------------------------------------------------------------------------------------------------
DASD                          gbyte/month           $(**)         $(**)         $(**)         $(**)         $(**)     Notes 1, 4, 10
------------------------------------------------------------------------------------------------------------------------------------
Tape                          mount                 $(**)         $(**)         $(**)         $(**)         $(**)     Notes 1
------------------------------------------------------------------------------------------------------------------------------------
Tape Upgrade                  monthly               $(**)         $(**)         $(**)         $(**)         $(**)     Notes 1, 4
------------------------------------------------------------------------------------------------------------------------------------
Help Desk                     inbound call          $(**)         $(**)         $(**)         $(**)         $(**)     Notes 1, 4
------------------------------------------------------------------------------------------------------------------------------------
Network                       port connections                                                                        Notes 1, 3, 9
                              unit/month
 0 - 9.6K                                           $(**)         $(**)         $(**)         $(**)         $(**)
 14.4K - 56K                                        $(**)         $(**)         $(**)         $(**)         $(**)
 64K - 256K                                         $(**)         $(**)         $(**)         $(**)         $(**)
 T1                                                 $(**)         $(**)         $(**)         $(**)         $(**)
 Token Ring                                         $(**)         $(**)         $(**)         $(**)         $(**)
------------------------------------------------------------------------------------------------------------------------------------
Modems (3 types)              unit/month                                                                             Notes 1, 5
 Analog                                             $(**)         $(**)         $(**)         $(**)         $(**)
 Dialup                                             $(**)         $(**)         $(**)         $(**)         $(**)
 DSU                                                $(**)         $(**)         $(**)         $(**)         $(**)
Controllers                                         $(**)         $(**)         $(**)         $(**)         $(**)
------------------------------------------------------------------------------------------------------------------------------------
Fiche Masters                 item                  $(**)         $(**)         $(**)         $(**)         $(**)    Notes 1, 11
------------------------------------------------------------------------------------------------------------------------------------
Fiche Duplicators             item                  $(**)         $(**)         $(**)         $(**)         $(**)    Notes 1, 11
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 1.27 -- PAGE 7

                                          "Confidential Treatment Requested
                                          and the Redacted Material has been
                                          separately filed with the Commission."

------------------------------------------------------------------------------------------------------------------------------------
FDT Services                 Unit            1997           1998           1999           2000            2001           Comments
------------------------------------------------------------------------------------------------------------------------------------
One Way Tapes                item            $(**)          $(**)          $(**)          $(**)           $(**)          Notes 1, 4
------------------------------------------------------------------------------------------------------------------------------------
Unshared Software            N/A             (***)          (***)          (***)          (***)           (***)          Note 8
------------------------------------------------------------------------------------------------------------------------------------
Disaster Recovery            N/A          (***)+(***)    (***)+(***)    (***)+(***)    (***)+(***)     (***)+(***)       Note 6
------------------------------------------------------------------------------------------------------------------------------------
Data Lines                   N/A             (***)          (***)          (***)          (***)           (***)          Notes 1, 4
------------------------------------------------------------------------------------------------------------------------------------
Postage                      N/A          (***)+(**)%   (***)+(**)%   (***)+(**)%   (***)+(**)%    (***)+(**)%           Note 7
------------------------------------------------------------------------------------------------------------------------------------
Special Projects             N/A             (***)          (***)          (***)          (***)           (***)
------------------------------------------------------------------------------------------------------------------------------------

SEE NOTES BELOW WHICH ARE AN INTEGRAL PART OF THIS SCHEDULE.

1.   ASSUMPTIONS.  All pricing assumes the volumes, numbers, dollar amounts and
     -----------
     levels (as applicable) of each of the FDT Services and Performance Criteria as of the Effective Date, with the following exceptions, each of which shall be deemed to be as follows:

     Assigned CPU MIPS as of January 1, 1997:  (**)
     Network as of January 1, 1997: $(**) annually; $(**) monthly
     Modems and Controllers as of January 1, 1997: $(**) annually; $(**) monthly

2.   CPU MIPS.
     --------

A.        Increases.
          ---------

          (1) During each calendar year during the Term, CSG may increase the number of Assigned CPU MIPS by no more than (****) percent ((**)%), based on the number of Assigned CPU MIPS as of January 1 of such calendar year. CSG shall notify FDT of any such increases at least one hundred twenty (120) days prior to the date upon which CSG desires such increases to be effective, it being understood that such increases shall be effective on the first day of the month following the expiration of



                            SCHEDULE 1.27 -- PAGE 8

                                       "Confidential Treatment Requested and the
                                       Redacated Material has been separately
                                       filed with the Commission."



               such notice period. Prices relating to such increases are set forth in the CPU Incremental MIPS section of this table.

               Example:
               -------

               a. As of January 1, 1998, the number of Assigned CPU MIPS equals (**). On August 15, 1998, CSG notifies FDT to increase its assignment of Assigned CPU MIPS to (**). FDT shall implement such increase on January 1, 1999.

          (2) During any calendar year during the Term, requests by CSG to increase its assignment of Assigned CPU MIPS in excess of (******) percent ((**)%), based on the number of Assigned CPU MIPS as of January 1 of such calendar year, shall be addressed as an Additional Service. CSG shall notify FDT of any such increases at least one hundred twenty (120) days prior to the date upon which CSG desires such increases to be effective, it being understood that such increases shall be effective on the first day of the month following the expiration of such notice period, provided the Parties can reach agreement pursuant to the procedures set forth in Section 2.15.
                                       ------------

               Example:
               -------

               a. As of January 1, 1998, the number of Assigned CPU Base MIPS equals (**). On August 15, 1998, CSG notifies FDT that it desires to increase its assignment of Assigned CPU Base MIPS by (**) MIPS. The Parties shall proceed under Section 2.15
                                                                   ------------
                    to determine whether FDT would assign CSG an additional (**) MIPS.

B.        Decreases.
          ---------

          (1)  Except as specified in Notes 2(B)(2), 2(B)(3) and 2(B)(4) of this

               Schedule 1.27, during each calendar year during the Term, CSG may
               -------------
               decrease its assignment of Assigned CPU MIPS by no more than (****) percent ((**)%), based on the number of Assigned CPU MIPS as of January 1 of such calendar year. CSG shall notify FDT of any such decreases at least one hundred twenty (120) days prior to the date upon which CSG desires such decreases to be effective, it being understood that such decreases shall be effective on the first day of the month following the expiration of such notice period.

               Example:
               -------

                              SCHEDULE 1.27-PAGE 9

                                       "Confidential Treatment Requested and the
                                       Redacated Material has been separately
                                       filed with the Commission."


               a. As of January 1, 2000, the number of Assigned CPU MIPS equals (**). On January 15, 2000, CSG notifies FDT to decrease its assignment of Assigned CPU MIPS to (**). FDT shall implement such decrease on June 1, 2000.
               b. As of January 1, 1999, the number of Assigned CPU MIPS equals (**). on August 12, 1999, CSG notifies FDT to decrease its assignment of Assigned CPU MIPS to (**). The operation of Note 2(B)(1) of this Schedule 1.27 is inappli-
                                                      -------------
                    cable; the Parties should proceed to address this decrease pursuant to Notes 2(B)(3) or 2(B)(4) of this Schedule 1.27.
                                                                 -------------

         (2)   Notwithstanding Note 2(B)(1) of this Schedule 1.27, and except as
                                                    -------------
               set forth in Notes 2(B)(3) and 2(B)(4) of this Schedule 1.27,
                                                              -------------
               during any calendar year during the Term, CSG may decrease the number of Assigned CPU MIPS by no more than (**) percent ((**)%), based on the number of Assigned CPU MIPS as of January 1 of such calendar year, provided that CSG shall pay to FDT, in addition to
                              --------
               the fees associated with the actual Assigned CPU MIPS, the following additional payment:

               (((**) x 12 x number of Assigned CPU MIPS as of January 1 of the calendar year) - (12 x number of Assigned CPU MIPS at the start of the next calendar year)) x ((Assigned CPU MIPS Charge) x ((**)))

               FDT shall invoice CSG on or before the tenth (10th) day of January of the following calendar year for any amount owed for the foregoing additional payment. Each such invoice shall be due and payable within fourteen (14) days following receipt.

               CSG shall notify FDT of any such decreases at least one hundred twenty (120) days prior to the date upon which CSG desires such decreases to be effective, it being understood that such decreases shall be effective on the first day of the month following the expiration of such notice period.

               Example:
               -------

               a. As of January 1, 2000, the number of Assigned CPU MIPS equals (**). On January 15, 2000, CSG notifies FDT to decrease its assignment of Assigned CPU MIPS to (**). FDT shall implement such request on June 1, 2000. CSG shall pay to FDT, in addition to the fees associated with the actual Assigned CPU MIPS, the following additional payment:

                             SCHEDULE 1.27-PAGE 10

                                       "Confidential Treatment Requested and the
                                       Redacated Material has been separately
                                       filed with the Commission."


                    (((**) x 12 x (**)) - (12 x (**))) x $(**) x (**)
                    ((**) - (**)) x (**)
                    (**) x (**) = $(**)

               b. As of January 1, 1998, the number of Assigned CPU MIPS equals (**). On August 12, 1998, CSG notifies FDT that it desires to decrease its assignment of Assigned CPU MIPS to (**). FDT shall implement such request on January 1, 1999. CSG shall pay to FDT, in addition to the fees associated with the actual Assigned CPU MIPS, the following additional payment:

                    (((**) x 12 x (**)) - (12 x (**))) x $(**) x (**)
                    ((**) - (**)) x (**)
                    (**) x (**) = $(**)

          (3)  Notwithstanding Notes 2(B)(1) and 2(B)(2) of this Schedule 1.27,
                                                                 -------------
               and except as set forth in Note 2(B)(4) of this Schedule 1.27,
                                                               -------------
               upon twelve (12) months prior written notice, CSG may decrease its assignment of CPU Base MIPS by more than (***) percent ((**)%), based on the number of Assigned CPU MIPS as of January 1 in the year in which CSG delivers such notice to FDT, provided
                                                                     --------
               that the Parties determine the fee that CSG shall pay to FDT to implement such decrease, it being understood that in no event shall such fee be less than $(**). If the Parties cannot reach agreement on a fee within thirty (30) days of CSG's notice, the Parties shall proceed under the procedures set forth in Section
                                                                       -------
               6.4.  Once the Parties agree on a fee, for purposes of computing
               ---
               further increases and decreases in the assignment of Assigned CPU MIPS, CSG shall be deemed to have been assigned such reduced number of MIPS as of January 1 of the year in which such reduction is to be effective.

               CSG shall pay FDT such payment prior to the effective date of FDT's implementation of such decreased assignment of MIPS.

          (4)  Notwithstanding Notes 2(B)(1), 2(B)(2) and 2(B)(3) of this

               Schedule 1.27, during any calendar year during the Term, CSG may
               -------------
               decrease the number of CPU Base MIPS assigned to it by more than (***) percent ((**)%), based on the Assigned CPU MIPS as of January 1 of such calendar year, provided that CSG shall pay to
                                                --------
               FDT, in addition to the fees associated with the actual Assigned CPU MIPS, the following additional payment:

                             SCHEDULE 1.27-PAGE 11

                                       "Confidential Treatment Requested and the
                                       Redacated Material has been separately
                                       filed with the Commission."

               (**) x 12 x number of Assigned CPU MIPS as of January 1 of the calendar year x Assigned CPU MIPS Charge

               FDT shall invoice CSG on or before the tenth (10th) day of January of the following calendar year for any amount owed for the foregoing additional payment. Each such invoice shall be due and payable within fourteen (14) days following receipt.

               CSG shall notify FDT of any such decreases at least one hundred twenty (120) days prior to the date upon which CSG desires such decreases to be effective, it being understood that such decreases shall be effective on the first day of the month following the expiration of such notice period.

               Example:
               -------

               a. As of January 1, 1997, the number of Assigned CPU MIPS equals (**). On December 12, 1997, CSG notifies FDT to decrease its assignment of Assigned CPU MIPS to (**), effective July 1, 1998. CSG shall pay to FDT, in addition to the fees associated with the actual Assigned CPU MIPS, the following additional payment:

                    (**) x 12 x (**) x $(**) = $(**)

          (5) If CSG notifies FDT to decrease the number of Assigned CPU MIPS, and CSG subsequently fails to be in a position whereby FDT could implement such decrease (either in whole or in part) without disrupting CSG's business, in addition to any of the charges set forth in this Schedule 1.27, CSG shall pay to FDT, as applicable:
                             -------------
               (a) if FDT has MIPS capacity available, the costs (as set forth herein) associated with CSG's assignment of Assigned CPU MIPS in excess of the Assigned CPU MIPS level that CSG instructed FDT to decrease CSG's assignment to, and (b) FDT's costs of maintaining or implementing CSG's assignment of Assigned CPU MIPS in excess of the level of Assigned CPU MIPS that CSG instructed FDT to decrease CSG's assignment to.

          (6) If CSG requests dedicated engines in any LPAR, any MIP fluctuation must be in whole engine increments for the Platform. Such limitation may result in higher or lower Assigned CPU MIPS incremental adjustments, all of which shall be calculated in accordance with the foregoing.

                             SCHEDULE 1.27-PAGE 12

                                       "Confidential Treatment Requested and the
                                        Redacted Material has been separately
                                        filed with the Commission."

3.   NETWORK
     -------

     A.   Increases.
          ---------

          (1) During each calendar year during the Term, CSG may increase its use of the Network FDT Services by no more than (***) percent ((**)%), based on the Network fees incurred by CSG during December of the prior calendar year, it being understood that for calendar year 1997, CSG shall be deemed to have incurred fees of $(**) in December, 1996. CSG shall notify FDT of any such increases in any component of the Network FDT Services at least sixty (60) days prior to the date upon which CSG desires such increases to be effective, it being understood that such increases shall be effective on the first day of the month following the expiration of such notice period. The fees attributable for such increases in any component of the Network FDT Services shall be those identified in this Schedule 1.27,
                                                              -------------
               provided that CSG shall only be charged for (*******) percent
               --------
               ((**)%) of the fees attributable to the Network FDT Services that exceed $(**) in any given month.

               Example:
               -------

               a. In December, 1997, CSG incurred $(**) of Network FDT Services. On April 12, 1998, CSG notifies FDT to add one
                    (1) T1 and two (2) 64K-256K port connections. On July 1, 1998, FDT shall implement such additional port connections. During July, 1998, CSG would incur the following fees for Network FDT Services:

                    $(**) + (((**)) x (($(**) + 2($(**))))

          (2) During any calendar year during the Term, requests by CSG to increase its use of the Network FDT Services by more than (****) percent ((**)%) shall be addressed as an Additional Service. CSG shall notify FDT of any such increases in any component of the Network FDT Services at least sixty (60) days prior to the date upon which CSG desires such increases to be effective, it being understood that such increases shall be effective on the first day of the month following such notice period, provided the Parties can reach agreement pursuant to the procedures set forth in Section 2.15.
                  ------------

               Example:
               -------

                             SCHEDULE 1.27-PAGE 13

                                       "Confidential Treatment Requested and the
                                        Redacted Material has been separately
                                        filed with the Commission."


               a. In December, 1997, CSG incurred $(**) of Network FDT Services. On April 12, 1998, CSG notifies FDT that it desires to add $(**) of additional Network FDT Services. The Parties shall proceed under Section 2.15 to determine
                                                ------------
                    whether FDT would provide CSG such additional Network FDT Services.

B.        Decreases.
          ---------

          (1)  Except as specified in Notes 3(B)(2), 3(B)(3) and 3(B)(4) of this

               Schedule 1.27, during each calendar year during the Term, CSG may
               -------------
               decrease its use of the Network FDT Services in a given month during a calendar year by no more than (*****) percent ((**)%), based on the value of the Network FDT Services incurred by CSG during December of the prior calendar year, it being understood that during December, 1996, CSG shall be deemed to have incurred $(**) of Network FDT Services. CSG shall notify FDT of any such decreases in any component of the Network FDT Services at least sixty (60) days prior to the date upon which CSG desires such decreases to be effective, it being understood that such decreases shall be effective on the first day of the month following the expiration of such notice period.

               Example:
               -------

               a. In December, 1999, CSG incurred $(**) of Network FDT Services. On February 4, 2000, CSG notifies FDT to de-crease its use of Network FDT Services to $(**). FDT shall implement such decrease on May 1, 2000.

               b. In December, 1998, CSG incurred $(**) of Network FDT Services. On August 12, 1999, CSG notifies FDT to decrease its use of Network FDT Services to $(**). This operation of this Note 3(B)(1) of this Schedule 1.27 is inapplicable;
                                              -------------
                    the Parties shall proceed to address this decrease pursuant to Notes 3(B)(3) and 3(B)(4) of this Schedule 1.27.
                                                         -------------

                             SCHEDULE 1.27-PAGE 14

                                       "Confidential Treatment Requested and the
                                       Redacated Material has been separately
                                       filed with the Commission."


        (2)    Notwithstanding Note 3(B)(1) of this Schedule 1.27, and except as
                                                    -------------
               set forth in Notes 3(B(3) and 3(B)(4) of this Schedule 1.27,
                                                             -------------
               during any calendar year during the Term, CSG may decrease its use of Network FDT Services in a given month during a calendar year by no more than (***) percent ((**)%), based on the Network FDT Services incurred by CSG during December of the previous calendar year, provided that CSG shall pay to FDT, in addition to
                              --------
               the fees associated with CSG's actual use of Network FDT Services, the following additional payment:

               (((**) x 12 x the fees incurred by CSG for Network FDT Services in December of the prior calendar year) - (12 x the fees incurred by CSG for Network FDT Services in December of the then current calendar year)) x (**)

               FDT shall invoice CSG on or before the tenth (10th) day of January of the following calendar year for any amount owed for the foregoing additional payment. Each such invoice shall be due and payable within fourteen (14) days following receipt.

               CSG shall notify FDT of any such decreases in any component of the Network FDT Services at least sixty (60) days prior to the date upon which CSG desires such decreases to be effective, it being understood that such decreases shall be effective on the first day of the month following the expiration of such notice period.

               Example:
               -------

               a. In December, 1998, CSG incurred Network FDT Services fees of $(**). On August 12, 1999, CSG notifies FDT that it desires to decrease its use of Network FDT Services to $(**). FDT shall implement such request effective November 1, 1999.
                    CSG shall pay to FDT, in addition to the fees associated with CSG's actual use of Network FDT Services, the following additional payment:

                    (((**) x 12 x $(**)) - (12 x $(**))) x (**)
                    ($(**) - $(**)) x (**) = $(**)

     (3)       Notwithstanding Notes 3(B)(1) and 3(B)(2) of this Schedule 1.27,
                                                                 -------------
               and except as set forth in Note 3(B)(4) of this Schedule 1.27,
                                                               -------------
               upon twelve months prior written notice, CSG may decrease its use of the Network FDT Services in a given month during a calendar year by more than (***) percent ((**)%), based on the Network FDT Services incurred by CSG during December of

                             SCHEDULE 1.27-PAGE 15

                                       "Confidential Treatment Requested and the
                                        Redacted Material has been separately
                                        filed with the Commission."

               the previous calendar year, provided that the Parties determine
                                           --------
               the fee that CSG shall pay to FDT to implement such decrease, it being understood that in no event shall such fee be less than $(**). If the Parties cannot reach agreement on a fee within thirty (30) days of CSG's notice, the Parties shall proceed under the procedures set forth in Section 6.4. Once the Parties agree
                                           -----------
               on a fee, for purposes of computing further increases and decreases of Network FDT Services, CSG shall be deemed to have incurred the fees incurred by CSG in the first month following the effective date of any such decrease in December of the prior calendar year.

               CSG shall pay FDT such payment prior to the effective date of FDT's implementation of such decreased use of Network FDT Services.

        (4)    Notwithstanding Notes 2(B)(1), 2(B)(2) and 2(B)(3) of this

               Schedule 1.27, during any calendar year during the Term, CSG may
               -------------
               decrease its use of the Network FDT Services in a given month during a calendar year by more than (***) percent ((**)%), based on the Network FDT Services incurred by CSG during December of the previous calendar year, provided that CSG shall pay to FDT,
                                           --------
               in addition to the fees associated with CSG's actual use of Network FDT Services, the following additional payment:

               (**) x 12 x the fees incurred by CSG for Network FDT Services in December of the prior calendar year

               CSG shall notify FDT of any such decreases in any component of the Network FDT Services at least sixty (60) days prior to the date upon which CSG desires such decreases to be effective, it being understood that such decreases shall be effective on the first day of the month following the expiration of such notice period.

               Example:
               -------

               a. In December, 1997, CSG incurred Network FDT Services fees of $(**). On December 12, 1997, CSG notifies FDT to decrease its use of Network FDT Services to $(**) on April 1, 1998. CSG shall pay to FDT, in addition to the fees associated with the CSG's actual use of Network FDT Services, the following additional payment:

                    (**) x 12 x $(**) = $(**)


                             SCHEDULE 1.27-PAGE 16

                                       "Confidential Treatment Requested and the
                                        Redacted Material has been separately
                                        filed with the Commission."

          (5) If CSG notifies FDT to decrease its use of Network FDT Services, and CSG subsequently fails to be in a position whereby FDT could implement such decrease (either in whole or in part) without disrupting CSG's business, in addition to any of the charges set forth in this Schedule 1.27, CSG shall pay to FDT, as applicable:
                             -------------
               (a) if FDT has Network FDT Services capacity available, the costs (as set forth herein) associated with CSG's use of Network FDT Services in excess of the Network FDT Services that CSG instructed FDT to decrease to, and (b) FDT's costs of maintaining or implementing CSG's Network FDT Services in excess of the level of Network FDT Services that CSG instructed FDT to decrease to.

4.   FDT SERVICES OTHER THAN CPU BASE MIPS, TAPE MOUNTS, NETWORK, MODEMS AND
     -----------------------------------------------------------------------
     CONTROLLERS, FICHE AND UNSHARED SOFTWARE (THE "OTHER FDT SERVICES").
     -------------------------------------------------------------------
     Increases and decreases in each of the Other FDT Services shall be calculated in the same manner that CPU Base MIPS were calculated herein,

     provided that the notice period for increases and decreases shall only be
     --------
     sixty (60) days rather than one hundred twenty (120) days.

5.   MODEMS AND CONTROLLERS.  Increases and decreases in modems and controllers
     ----------------------
     shall be calculated in the same manner that Network FDT Services were calculated herein.

6. Management fee covers in-house staff, currently $(**) per month, which shall increase (**) percent ((**)%) during each calendar year during the Term.

7.   (***) percent ((**)%) fee covers in-house staff.

8. CSG shall pay FDT for all Unshared Software licensed by FDT for use by CSG, including associated maintenance fees, regardless of whether CSG ceases use of any of such Unshared Software. Upon the written request of CSG, FDT shall use commercially reasonable efforts to termi nate any license and associated maintenance for specified Unshared Software, it being understood that FDT may not be successful in such efforts.

9. In years 1999, 2000 and 2001, Network FDT Services fees shall reflect a $(**) monthly / $(**) annual credit.

10. If CSG requests FDT to provide CSG with additional DASD without providing FDT with the sixty (60) day notice required herein, to the extent that FDT can accommodate such a request, it will use reasonable commercial efforts to do so, it being understood that FDT may not be able to accommodate CSG's request.

                             SCHEDULE 1.27-PAGE 17

                                       "Confidential Treatment Requested and the
                                        Redacted Material has been separately
                                        filed with the Commission."


extent that FDT can accommodate such a request, it will use reasonable commerical efforts to do so, it being understood that FDT may not be able to accommodate CSG's request.

11.  FICHE.
     -----

     A.   Increases.
          ---------

          (1) During each calendar year during the Term, CSG may increase its volume of Fiche FDT Services by no more than (****) percent ((**)%), based on the volume of Fiche FDT Services of CSG as of January 1 of such calendar year. CSG shall notify FDT of any such increases at least sixty (60) days prior to the date upon which CSG desires such increases to be effective, it being understood that such increases shall be effective on the first day of the month following the expiration of such notice period.

          (2) During any calendar year during the Term, requests by CSG to increase its volume of Fiche FDT Services in excess of (****) percent ((**)%), based on the volume of Fiche FDT Services of CSG as of January 1 of such calendar year, shall be addressed as an Additional Service. CSG shall notify FDT of any such increases at least sixty (60) days prior to the date upon which CSG desires such increases to be effective, it being understood that such increases shall be effective on the first day of the month following the expiration of such notice period, provided the Parties can reach agreement pursuant to the procedures set forth in Section 2.15.
                  ------------

     B.   Decreases.
          ---------

          (1)  Except as specified in Note 11(B)(2) of this Schedule 1.27,
                                                            -------------
               during each calendar year during the Term, CSG may decrease the volume of Fiche FDT Services by no more than (*******) percent ((**)%), based on the volume of Fiche FDT Services of CSG as of January 1 of such calendar year. CSG shall notify FDT of any such decreases at least sixty (60) days prior to the date upon which CSG desires such decreases to be effective, it being understood that such decreases shall be effective on the first day of the month following the expiration of such notice period.

          (2)  Notwithstanding Note 11(B)(1) of this Schedule 1.27, during any
                                                     -------------
               calendar year during the Term, CSG may decrease the


                             SCHEDULE 1.27-PAGE 18

                                       "Confidential Treatment Requested and the
                                        Redacted Material has been separately
                                        filed with the Commission."

               volume of Fiche FDT Services by more than (*******) percent ((**)%), based on the volume of Fiche FDT Services of CSG as of January 1 of such calendar year, provided that CSG shall pay to
                                                --------
               FDT, in addition to the fees associated with the actual Fiche FDT Services, the following additional payment:

               (((**) x volume of Fiche FDT Services as of January 1 of the calendar year) - (actual volume of Fiche FDT Services during such calendar year)) x (Applicable Fiche FDT Services Charges x (**))

               FDT shall invoice CSG on or before the tenth (10th) day of January of the following calendar year for any amount owed for the foregoing additional payment. Each such invoice shall be due and payable within fourteen (14) days following receipt.

               CSG shall notify FDT of any such decreases at least sixty (60) days prior to the date upon which CSG desires such decreases to be effective, it being understood that such decreases shall be effective on the first day of the month following the expiration of such notice period.

          (3) If CSG notifies FDT to decrease the volume of Fiche FDT Services, and CSG subsequently fails to be in a position whereby FDT could implement such decrease (either in whole or in part) without disrupting CSG's business, in addition to any of the charges set forth in this Schedule 1.27, CSG shall pay to FDT, as applicable:
                             -------------
               (a) if FDT has Fiche FDT Services capacity avai lable, the costs (as set forth herein) associated with CSG's use of Fiche FDT Services in excess of the Fiche FDT Services level that CSG instructed FDT to decrease CSG's volume to, and (b) FDT's costs of maintaining or implementing CSG's volume of Fiche FDT Services in excess of the level of Fiche FDT Services that CSG instructed FDT to decrease CSG's volume to.

                             SCHEDULE 1.27-PAGE 19

                                 SCHEDULE 1.43

                                    PLATFORM
                                    --------

                 HARDWARE CONFIGURATION (AS OF JANUARY 1, 1997)

                 ----------------------------------------------
                                   Processor
                                 IBM  9021 -982
                      340 MIPS (including System Software)
                             528 MB Central Storage
                            720 MB Expanded Storage
                               13 Copper Channels
                               117 ESCON Channels
                 -----------------------------------------------
--------------------------------------------------------------------------------
    Tape 1/97 *                    Tapes *                      F.E.P.

      Address                        Address                     Units

    5 STK Silo's                   5 STK Silo's              1 IBM 3745/170
   (56 Addresses)                 (56 Addresses)             1 IBM 3745-61A
  32 Timberline**                    56 4490
      24 4490                       4 STK 4480
     4 STK 4480                     8 STK 4490
     8 STK 4490                   w/autoloaders
   w/autoloaders                    8 STK 4670
     8 STK 4670
--------------------------------------------------------------------------------

    --------------------------------------------------------------------------
                DASD *
           Controllers                                   DASD *

                                                        Strings
             Units
                                                      2 IBM 3390/3
          1 IBM 3990/6                                4 IBM 3390/3
          256 mb/cache                                1 IBM 3390/9
          1 IBM 3990/3                                 2 HDS 7693
         128  mb/cache                                1 IBM 3380/K
          1 IBM 3990/3                                1 IBM 3380/D
          64 mb/cache                                 1 STK 8380/E
   2 IBM 3990/6  512mb/cache                        2 EMC 5500-9M22
           2 HDS/7690                              1.5 EMC  gb/cache
          256 mb/cache                           1 HDS 7700 3 gb/cache
           1 IBM 3880                               Total = 1,959gb
           1 STK 8880
    --------------------------------------------------------------------------

*    Shared with other Business Units
**  Dedicated to CSG

                              SCHEDULE 1.43-PAGE 1

                                  SCHEDULE 2.3

                              CSG VENDOR SOFTWARE
                              -------------------

VERTEX -- is a software package that calculates sales tax at the State, City, Municipality, etc. level. CSG has the right to use the Vertex software under a license granted to Time Warner Satellite Services (a/k/a Time Warner Publishing Co.). CSG may access and use the Vertex software for Time Warner's business purposes only.

GROUP 1 Software, including CODE1, Mail-Stream Plus, Desktop MailStream Plus, ArcList, Online/Time Sharing -- used to perform various addressing and sorting functions for mailing statements to subscribers of CSG Clients.

CLARITIS Software, including PRIZM, PRIZM+4, and Census Block Group Level Demographics -- Market Segmentation systems that classify residential neighborhoods and communities in the U.S. into distinct types or "clusters" according to factors derived from the U.S. Census; used with VIP Software.

                              SCHEDULE 2.3-PAGE 1

                                 SCHEDULE 2.9

                             OPERATIONS PROCEDURES
                             ---------------------

See attached listing.



                            SCHEDULE 2.9 -- PAGE 1

                              ACCOUNT MANAGEMENT

------------------------------------------------------------------------------------------------------------------------------------
                     FDT                                                                                    CSG
------------------------------------------------------------------------------------------------------------------------------------
Act as primary client contact between CSG and FDT.                Coordinate FDT Data Center activity through account manager.
Provide quality control on Performance Criteria and key           Ensure FDT is aware of all data processing
indicators.                                                       /telecommunications implemented by
Participate in ongoing negotiation of Performance Criteria        CSG affecting production batch, onlines and network.
and key indicators.                                               Adhere to established change control methodologies for
Provide status and statistical reporting to help ensure           application changes.
Services Agreement compliance                                     (INFOMAN/Development calendar)
Conduct regular quality of service review meetings.               Provide representation for change control and planning meetings.
Take part in senior-level discussions to help ensure technology   Communicate changes to business that may require alteration of
concerns are closely linked to business decisions.                Performance
Identify open issues and future plans through ongoing             Criteria and key indicators.
discussions with client management personnel.
Coordinate project management efforts with technical personnel and client management to determine that the proper balance between client priorities and FDT resources are adequately utilized.
Ensure coordination and consistency of FDT Data Center policies and performance.
Participate and represent client in change control planning and meetings.
------------------------------------------------------------------------------------------------------------------------------------




                            SCHEDULE 2.9 -- PAGE 2

                             OPERATIONS AUTOMATION

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Investigate the possible elimination of all manual computer operations        Create change record in INFOMAN to request specific
intervention.                                                                 automation changes or enhancements.
Coordinate implementation of new operator automation procedures between all affected departments.
Maintain operation automation software in a dynamic environment.
Work issues pertaining to Performance Criteria using operator automation tools where applicable.
Develop automatic controls around the transmission environment that would escalate lateness or problem situations.
Propose the appropriate course of action for research, development, implementation  and problem resolution of operator automation issues.
Review and resolve any problems with automated procedures.
------------------------------------------------------------------------------------------------------------------------------------



                            SCHEDULE 2.9 -- PAGE 3

                               CAPACITY PLANNING

------------------------------------------------------------------------------------------------------------------------------------
                 FDT                                                                          BUSINESS UNIT
------------------------------------------------------------------------------------------------------------------------------------
CAPACITY                                                      Application capacity planner must provide information one month before
Provide quarterly capacity plan                               end of each quarter to include information in capacity plan.
Gather resource usage for existing applications from          Gather and document areas affected by changed resource usage for
SMF, RMF,EPILOG, NETVIEW.                                     existing jobs, jobsteps, programs, network, online systems and
Identify how resources may grow.                              applications.
Apply resource usage and estimate CPU, DASD, Tape,            Document dates of unit testing, beta test, parallels and production.
Network or other resources from business unit assumptions.    Document all assumptions which include how resource utilization will
Estimate total resources required (CPU, DASD, Tape and        grow for identified areas.
Network).                                                     Provide monthly business units growth.
Estimate effects on customer cost for estimates.              Approve FDT Data Center capacity plan.
Monitor and provide reports for trends in workloads.
Recommend trending for workloads that do not have a specific estimate.
Summarize capacity plan by customer and seek approval from
customer's management.
Present consolidated customer plans to FDT management.
------------------------------------------------------------------------------------------------------------------------------------

                            SCHEDULE 2.9 -- PAGE 4

                             CICS ON LINE SOFTWARE

------------------------------------------------------------------------------------------------------------------------------------
                 FDT                                                                  CSG
------------------------------------------------------------------------------------------------------------------------------------
CICS installation, customization, tuning, application of        Applications (or Q/A) is responsible for its loadlibs:
PTFs, table maintenance.                                        cleanup old versions, sizing, compression, backups.
Support CICS disaster recovery.                                 Each application group is responsible for completing the
Build new CICS regions as requested.                            correct paperwork for normal table maintenance along with the
Design and implement CICS direction/workload analysis.          correct parameters for the usage of the table entry (i.e.,
Monitor all production CICS regions and note exceptions.        CICS region/notification of entries that will have abnormally
Provide debugging and problem resolution assistance for         high usage).
application programming staff when requested.                   Each application group is responsible for identifying correctly the
Tech Services will research all regions abends.                 requirements for new CICS regions when requesting the same,
Tech Services will assist with all test, QA and acceptance      including region size, table entries, customization, etc.
test storage violations upon request.                           CSG should contact Applications as the first point of contact for
Tech Services will research all production storage violations.  transaction ASRA (s) and Abends.
Tech Services will assist with transaction abends upon request. CSG should contact Applications immediately for storage violations
Tech Services will research all exceptions to Performance       along with FDT Tech Services and  both groups will investigate
Criteria.                                                       the dumps.
Participate in department education practices and provide       Interest Protsym maintenance, if any.
workshops on materials and information obtained. (In-house,     Use supplied monitoring tools to report on and analyze applications
IBM external and vendor supplied).                              All TEAM 35 Software.
Evaluate new products.                                          Recovery/synchronization of all on-line application data sets at DR
Apply maintenance to all vendor products as per software        Advantis:  assignment of valid LU names that follow auto-install
support list(exceptions/additions to all support are listed).   standards.
Run traces for troubleshooting application problems.            Adhere to established change control methodologies for applications
Data set contents (dumps) cleanup/copy.                         changes (INFO/MAN and Develop Calendar).
Create and maintain documentation within the CICS team.
Create documentation to educate the technical services staff.
Create documentation within INFO management for problem
understanding and future tracking.
Maintain accurate software inventory listing.
Maintain software at vendor's supported releases.
------------------------------------------------------------------------------------------------------------------------------------

                            SCHEDULE 2.9 -- PAGE 5

                                     DASD

--------------------------------------------------------------------------------------
                 FDT                                     CSG
--------------------------------------------------------------------------------------
 DASD Capacity Planning                         DASD Capacity Planning:
------------------------                        -----------------------
1.  Review the forecast provided by CSG and     1.  Project quarterly DASD
determine hardware requirements.                 requirement forecasts
 a.  Analyze current DASD availability.          with changes and refinements
 b.  If necessary, outline increased DASD        noted.
   to be purchased.                              a. Develop  requirements for new
 c.  Develop a proposal and distribute to CSG       and existing projects and special
   and conduct a formal review.                     projects.
2  Execute the approved proposal.               2.  Distribute forecast to FDT and
 a.  Order and install DASD.                        conduct formal review.
 b.  Initialize and configure DASD.             3.  Review the proposal provided by
                                                    FDT and obtain the appropriate approvals.
---------------------------------------------------------------------------------------------
File Monitoring/Maintenance:                    File Monitoring/Maintenance:
----------------------------                   -----------------------------
                                                1.  Monitor GDG bases and sequential
1.  Provide reporting to assist CSG             files for allocation, sizing, and
 with file maintenance and                      attributes to enhance performance and
 monitoring. Review and discuss with            prevent problems. Initiate review
 CSG changes necessary to enhance               with FDT to discuss recommended
 performance or alleviate problems              changes and determine implementation
 and implement decided plan for                 plan.
 change.                                        2.  Provide change control or form to
2.  Allocate production VSAM ,BDAM              FDT with necessary specifications for
 files as requested by CSG, determine           production VSAM and BDAM files.
 sizing and placement from attributes           3.  Allocate and size  production gdg
 in request.                                    bases and sequential files.
3. Implement and maintain software              4.  Implement and maintain daily
 that manages DASD at the dataset and           cleanup jobs on   work and GDG
 pool level.  Review with CSG changes           volumes.
 necessary for problem resolution,
 enhancements or growth and implement
 decided plan for change.
4. Monitor all critical production
 batch and online files for extents
 daily and make changes to alleviate
 any space problems .
--------------------------------------------------------------------------------------
Monitor DASD Usage:                             Monitor DASD Usage:
-------------------                             -------------------
                                                1.  Review suggestions with FDT to
1.  Review DASD pools for performance           determine final resolution to
 and sizing, discuss suggested                  necessary changes.
 changes with CSG and implement                 2.   Review and Monitor BDAM files.
 decided plan for change.
2.  Research and recommend software
 packages
     to assist in monitoring and
      reporting
--------------------------------------------------------------------------------------
Production Support:                             Production Support:
-------------------                             -------------------
                                                1.  Provide first level support for
1.  Provide first level oncall                  applications issues.
 support for DASD and storage                   2.  Review suggestions with FDT to
 software issues.                               determine final resolution to
2.  Perform weekly library                      necessary changes.
 compression and defrag routines,               3.  CMA spool, BUNDL(RMS)
 determining the applicable                     administration.
 candidates.
3.  Provide support on restore/recall
 problems
--------------------------------------------------------------------------------------


                            SCHEDULE 2.9 -- PAGE 6

                              DATABASE MANAGEMENT

------------------------------------------------------------------------------------------------------------------------------------
                 FDT                                                                CSG
------------------------------------------------------------------------------------------------------------------------------------
Install database software and all related products.          Responsible for application software implementation.
Resolve database system software problems.                   Provide input for system problem resolution.
Maintain database system software and related products.      Develop and maintain application data backup and recovery
Develop and maintain system backup and recovery procedures.  procedures.
Assist as needed with application recovery.                  Perform application recovery.
Perform database system environment recovery.                Application level performance and tuning.
Database system level performance and tuning.                Provide projections of application growth.
Database capacity planning.                                  Prepare and maintain production control documentation and
Prepare and maintain operations procedures.                  procedures.
Create new DBMS subsystems as required.                      Develop and maintain application software migration policies
Develop and implement System Software migration policies     and procedures.
and procedures.                                              Develop and maintain application naming standards.
Develop and maintain system level naming standards.          Assist in software evaluations and testing.
Evaluate and test database related software.                 Assist in design and implementation of security.
Design and implement database security.                      Provide support for application specific compile, execute
Provide consultation services for any applications issues    and utility procedures in conjunction with Quality Services.
as needed.                                                   Adhere to established change control methodologies for applications
Provide support for all database platforms and their         changes (INFO/MAN and Develop Calendar).
interfaces.
Provide support for standard compile, execute and utility
procedures.
Maintain accurate software inventory listing.
Maintain software at vendor's supported releases.
------------------------------------------------------------------------------------------------------------------------------------

                            SCHEDULE 2.9 -- PAGE 7

                          CSG DB2 DATABASE MANAGEMENT

------------------------------------------------------------------------------------------------------------------------------------
                         FDT                                                                     CSG
------------------------------------------------------------------------------------------------------------------------------------
Migrate DB2 subsystem and objects to new release.                      Project DBA grants appropriate authority to applications
Support standard attach facility and other subsystem                   programmers.
interfaces.                                                            Assumes all logical data modeling efforts.
Define storage groups to subsystems.                                   Provide notice of any implementation that may impact DASD
Grant authority to access storage groups and buffer                    subsystem.
pools.                                                                 Monitor DB2 application DASD and take appropriate action to
Grant system level security for appropriate databases.                 ensure data integrity and performance optimization.
Define physical design review requirements.                            Adhere to established change control methodologies for
Monitor and adjust buffer pools and EDM pool and other                 applications changes (INFO/MAN and Develop Calendar).
subsystem components.
Monitor and maintain DB2's log and bootstrap datasets.
Perform performance and audit tracing when necessary.
Monitor DB2 System DASD and take appropriate action to
help ensure data and performance optimization.
Maintain QMF userids.
Maintain all OEM database objects.
------------------------------------------------------------------------------------------------------------------------------------






                            SCHEDULE 2.9 -- PAGE 8

                             DATA NETWORK SERVICES

------------------------------------------------------------------------------------------------------------------------------------
                      FDT DENVER                                                               CSG
------------------------------------------------------------------------------------------------------------------------------------
Place orders with telephone companies for data circuits              Submit telecommunications service requests for all new
as required.                                                         installations, changes, deletions or information regarding
Maintain network availability for all client data                    data network services and price quotes.
connections.                                                         Place orders with telephone companies for data circuits
Provide monthly dial back up line testing for all                    as required.
circuits having these features.                                      Provide internal local security and access to installed
Perform monthly data line billing review and audits.                 data communications equipment in specified secured areas.
Approval of all data line invoices.                                  Install dial back up analog lines at remote customer
Order, test and install all data communications hardware             locations when required.
associated with client orders.                                       Purchase hardware such as modems and csu/dsu's when
Administration and monitoring of all network management              not provided by FDT.
systems for clients. This includes  Racal NMS400 system              Physically replace failed modems and communications
used  in the network control center.                                 equipment at remote sites which are CSG owned
Provide 24X7 NCC second level support for all clients.               Provide third level support for all clients.
Maintain complete inventory tracking and record keeping              Assist FDT personnel as needed in the local troubleshooting
for all network hardware and systems.                                CSG provided communications equipment. i.e. modems,
Perform all required disaster recovery testing for each              sharing devices.
client as directed.                                                  Arrange for any internal wiring or connectivity as
Enter appropriate change control records.                            required from telecommunications demarc to DTE equipment
Review/approve change control records.                               at client sites.
Develop and distribute all problem report and network                Enter appropriate change control records.
performance information used to produce client                       Third level support for protocol converter troubles and
Performance Criteria statistics.                                     configurations as required.
Joint responsibility with network software group for                 Support new client installations and/or upgrades to
circuit loading and network capacity planning.                       existing configurations.
Represent Telecommunications in all scheduled and required           Manage Racal (VSAT) and Advantis account relationships
client performance/status meetings.                                  and review monthly Performance Criteria.
Vendor management of data network service providers which
terminate at Millennium.
Telephone company service escalation's at all levels.
Provide client quotes for pricing of new data lines
and/or other network services.
Create back up diskettes for CSG sub-client 3174/3274
controllers when requested.
Second level support for protocol converter troubles and
configurations as required.
------------------------------------------------------------------------------------------------------------------------------------

EXAMPLE OF DATA NETWORK SERVICES ADDITIONAL SERVICES
Service provided by NCC staff or Telecomm Analyst II which requires dispatch to customer locations.
This includes working open problem tickets and\or supporting new installations.




                            SCHEDULE 2.9 -- PAGE 9

                               DISASTER RECOVERY

------------------------------------------------------------------------------------------------------------------------------------
                        FDT                                                                 CSG
------------------------------------------------------------------------------------------------------------------------------------
Develop and maintain DR plans for initial response                   Supply hotsite testing requirements in the form of
and recovery of the Data Center including, Disaster                  goals and objectives
Recovery Management Team, Hotsite Recovery Team,                     Document and maintain the application recovery plan
Telecom Team, Client Services Team, Quality Services                 for the product
Team, Administration Team                                            Participate in the hotsite recovery testing by
Maintain Hotsite contract and administer costs to                    supporting the applications and their clients
business unit                                                        To backup and send offsite, CSG Application Data
Ensure all business units have appropriate hardware                  Recover application data for testing and in the event
to receive their application or if such hardware is                  of a disaster (which includes the forward recovery of
not required, have such business units acknowledge                   CICS and DB2)
such non-requirements.                                               If there is any additional data that CSG wants FDT to
Coordinate and plan hotsite DR tests for CSG.                        be responsible for backing up and recovering for disaster
Document the hotsite test plans, post mortem and track               recovery, CSG shall submit these requirements in writing
problem/resolution                                                   to FDT, and FDT must agree in writing to the additional
Assist business units where possible with their                      requirements.
planning efforts                                                     Develop, maintain and test its business recovery plans
Assist if requested, in business units' business
recovery planning efforts
Ensure offsite storage audits are performed quarterly
Assist business units in their implementation of the data
set tracking tool "Sunrise"
Recover CSG's production environment including the
database data but not the production application data for
hotsite testing
Develop and maintain technical recovery plans: Technical
support (MVS), Data Base Support (CICS, DB2), Software
Telecommunications, Hardware Telecommunications, Operations
support, Quality Services
To recover the system, the following areas shall have the
following responsibilities:
MVS: recover the operating system with the appropriate
software
DASD: provide full volume backups of System, and CSG
Applications Software volumes for CSG.  Also maintain the
VSAM allocation process.  At time of disaster or testing,
restore the system volumes, CSG Application Software
volumes and execute the VSAM allocation process
x     CICS: recover the CICS software
x     DB2: recover the DB2 subsystem and QMF system software
x     Software/Hardware Telecom: recover the subscribed to
      telecom network
------------------------------------------------------------------------------------------------------------------------------------




                            SCHEDULE 2.9 -- PAGE 10

                            HARDWARE AND FACILITIES

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Coordinate the installation and/or upgrade of the                    Determine hardware requirements and submit a formal
requested FDT Data Center hardware with the vendor                   request to FDT quarterly.
and all business units serviced by the FDT Data                      All requests for hardware and/or facility changes
Center.                                                              require 60 days prior written notice to FDT.
Coordinate the installation and/or upgrade of the
FDT Data Center hardware microcode, to current and
supported levels.
Evaluate vendor hardware related to the operations
of the FDT Data Center and the business unit needs.
Maintain a current floor plan of the FDT Data Center.
Maintain configuration documentation related to the
hardware installed in the FDT Data Center.
Manage and maintain the power plant which support the
FDT Data Center and will provide a configuration to
support the continuous 24x7x365 operation of the FDT
Data Center businesses.
------------------------------------------------------------------------------------------------------------------------------------



                            SCHEDULE 2.9 -- PAGE 11

                            HELP DESK*UNTIL 4/1/97*

------------------------------------------------------------------------------------------------------------------------------------
                          FDT                                                                CSG
------------------------------------------------------------------------------------------------------------------------------------
- Main point of contact for CSG internal and external                - Main point of contact for all CSG external customer
customer calls regarding online software, system                     calls and questions regarding application data entry
software and network related issues for CSC, SMS, TVRO,              problems between the hours of 7:00 am - 9:00 pm, Mondays
VIP and ACSR products.                                               through Fridays and 7:00 am - 2:00 pm, Saturdays.
- Responsible for resolving first level data                         - Responsible for coordinating and resolving new
communications, hardware and software related issues.                installation issues.
- Responsible for performing hardware dispatch and follow-up.        - Responsible for providing to FDT up date client
- Responsible for coordinating FDT Data Center resources             hardware configuration and client location/contact
to resolve second level and higher online software, system           information.
software and network related issues.                                 - Responsible for providing to FDT an up to date listing
- Responsible for notifying CSG resources and assisting as           of sensitive accounts.
required/requested to resolve second level application               - Responsible for coordinating and resolving second level
software, Addressability, ACSR and new customer                      and higher application software, addressability, and new
installation related issues.                                         customer installation related issues.
- Responsible for providing critical situation
notifications to CSG management. Notifications to be
performed on a 7x24 basis.
- Responsible for providing 30 minutes status notifications
throughout the life of all critical situations (life of
problem means the time the CSC is aware of a critical
problem until the impact to client has ceased). This
notification is performed on a 7x24 basis.
- Responsible for providing sensitive account problem
notifications to CSG management.
- Responsible for providing monthly ACD statistical reports
showing daily calls offered, calls answered and average
speed of answer.
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.9 -- PAGE 12

                                MEDIA SERVICES

 -----------------------------------------------------------------------------------------------------------------------------------
                         FDT                                                                   CSG
------------------------------------------------------------------------------------------------------------------------------------
Responsible for the creation of microfiche and                       Responsible for providing update/current distribution
distributing the same to the customer.                               list for all microfiche and special tape mailings 14
Responsible for mailing out all customer CAD440                      days prior to implementation
selects. (Tape, diskettes and cartridges)                            Main point of contact for all CSG external customer
Responsible for all media conversion (Tape to                        calls and questions regarding inquiries/problems with
diskette)                                                            distributed microfiche, conversion, and tapes.
Responsible for processing/distributing special tape                 Responsible for coordinating and implementing all
requests.                                                            customer conversions.
Responsible for labeling and entering into Roscoe
all conversion tapes received from the customer.
Responsible for providing monthly Customer Media
statistical reports showing volumes processed,
distributed and accuracy.
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.9 -- PAGE 13

                             MVS SYSTEMS SOFTWARE

 -----------------------------------------------------------------------------------------------------------------------------------
                 FDT                                                                           CSG
------------------------------------------------------------------------------------------------------------------------------------
Install, maintain, customize and support all                         Request product trials.
mainframe operating systems and associated program                   Assist in testing of new releases and upgrades of all
products.                                                            software.
Perform diagnostic and consulting services to the                    Support administration of third party software as agreed.
business units.                                                      Adhere to established change control methodologies for
Provide product documentation for the FDT Data Center                applications changes (INFO/MAN and Develop Calendar).
on operational aspects of installed products.
Investigate and recommend new system software.
Maintain accurate software inventory listing.
Maintain software at vendor's supported releases.
------------------------------------------------------------------------------------------------------------------------------------


                          SCHEDULE 2.9 -- PAGE 14

                               NETWORK  SOFTWARE

------------------------------------------------------------------------------------------------------------------------------------
                               FDT                                                              CSG
------------------------------------------------------------------------------------------------------------------------------------
Maintain high network availability/stability.                        Determine Network software requirements and submit formal
Perform Network customization, monitoring and tuning.                requests to FDT staff.
Install, customize and maintain network and network                  Test and evaluate software and network installations to
related software products.                                           insure requirements are satisfied.
Problem determination and resolution of network and                  Participate with FDT staff in monitoring network resources.
network related software product issues.                             Use supplied monitoring tools to report on and analyze
Install, customize and maintain transmission software                network resources.
products.                                                            Provide feedback to assist in customization and tuning
Problem determination and resolution of transmission                 efforts.
software product issues.                                             Interface with and provide first level troubleshooting for
Assist client with client and sub-client transmission                sub clients.
software/hardware installation and support issues.                   Assist sub clients with transmission software selection,
Assist in installation and support of network hardware               installation and support.
components (including 3172, SPC and Netlink solutions).              Primary interface with Advantis on network definitions,
Maintain accurate software inventory listing.                        problem determination and resolution.
Perform Network disaster recovery planning and support.              Primary support for client connections to SP2.
Design and implement network direction/workload analysis.            Adhere to established INFO management procedures for
Provide consulting services for software product                     problem notification and tracking of  network, transmission
acquisition and evaluation.                                          and related issues.
Provide consulting services for network planning and                 Adhere to established INFO management change control
design.                                                              procedures in addition to the development calendar for
Participate in the monitoring, tuning, capacity planning             network, transmission and related change implementations.
and problem determination/resolution issues with external
connected networks and VAN providers.
Provide debugging and problem resolution assistance for
client representatives when requested.
Assist with network connectivity and access issues.
Run traces to assist in troubleshooting network and
application issues.
Research exceptions to Performance Criteria.
Create and maintain network documentation to assist the
technical services and support staffs in troubleshooting
and providing client service.
Participate in interdepartmental education and provide
seminars on monitoring and first level debugging procedures.
Provide available network performance and availability
reports as requested.
Participate in INFO management procedures to assist in
problem tracking and documentation.
Participate in INFO management procedures to assist in
change control tracking and documentation.
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.9 -- PAGE 15

                                   STANDARDS


------------------------------------------------------------------------------------------------------------------------------------
                 FDT                                                                      CSG
------------------------------------------------------------------------------------------------------------------------------------
Standards                                                            Standards
Co-maintain data processing standards by:                            Co-maintain data processing standards by:
Submitting additions, changes and deletes through                    Submitting additions, changes and deletes through
established FDT procedures.                                          established FDT procedures.
Preparing and distributing an agenda for the monthly                 Attend monthly Standards meetings support any proposals
Standards Committee meeting, consisting of all                       submitted to the committee
proposals received by Quality Services by the monthly
cutoff date.
Chair the Standards Committee meeting.
Quality Services will publish, either in hardcopy
format or online format, using the BookManager product,
updates approved by the Standards Committee.
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.9 -- PAGE 16

                               CHANGE MANAGEMENT

------------------------------------------------------------------------------------------------------------------------------------
                         FDT                                                                CSG
------------------------------------------------------------------------------------------------------------------------------------
Provide Standard INFOMAN Support.                                    Submit all request for services through INFOMAN for
Provide Standard Reports to support scheduled meetings.              all FDT Data Center Activities, including:
All changes are opened on FDT's INFOMAN System.                           System Software
                                                                          Hardware
                                                                          Network Request
                                                                          Operations Requests
                                                                          Security
                                                                          Storage  Management
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.9 -- PAGE 17

                      INFOMAN STANDARD SUPPORT PROCESSES

------------------------------------------------------------------------------------------------------------------------------------
                           FDT                                                               CSG
------------------------------------------------------------------------------------------------------------------------------------
Administrative Functions
Set up userid by specific privilege classes within
business unit controls.
Store employee data for interested party access.

Problem Tracking
Collection of production identified job abend data.
Log problems regarding end users that appear to be
caused by FDT support groups:
Systems area
Security
Operations
INFOMAN
DASD management
Capacity management
performance management
Change Tracking
Allow logging of request for service from each business
unit to support areas of FDT:
     Systems area
     CICS
     Security
     Operations
     INFOMAN
     DASD management
     Capacity management
     Performance management
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.9 -- PAGE 18

                          MAINFRAME CONSOLE OPERATIONS

------------------------------------------------------------------------------------------------------------------------------------
                 FDT                                                                            CSG
------------------------------------------------------------------------------------------------------------------------------------
Monitor system tasks                                                 Maintain list of unique business unit system tasks to
Monitor system performance                                           be monitored
Monitor and adjust cycle progress based upon key                     Maintain list of key indicator jobs and latest completion
indicator jobs defined by CSG                                        time without impacting Performance Criteria
Notify FDT management and primary business unit                      Maintain list of contacts and phone numbers
contact of problems impacting Performance Criteria and               Maintain Performance Criteria and key indicator expectations
key indicator jobs                                                   via account manager
Monitor system hardware                                              Maintain escalation and notification procedures
Monitor computer room environmentals                                 Maintain job restart documentation and procedures
Track and act upon approved changes assigned to                      Provide operations with cycle run instructions
operations including IPL's                                           Perform all CA7 scheduling functions for application related
Process approved special requests                                    jobs
Perform system level control functions as required
Process batch cycle as defined in CA-7 and notify cycle
support of discrepancies/problems identified in the
process
Provide 24x7 console coverage
Monitor CAD1 transmissions during off hours
Perform off hour job restarts based on CSG provided
documentation or verbal instructions from cycle support
groups
Perform CA7 scheduling for non-application related jobs
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.9 -- PAGE 19

                                  PERFORMANCE

------------------------------------------------------------------------------------------------------------------------------------
                       FDT                                                                 CSG
------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
Provide standard reports that identify changes in                    Complete application design and maintenance.
workloads.                                                           Identify application tuning opportunities.
Monitor reports to ensure Performance Criteria and                   Implement application tuning changes.
key indicators are met, and recognize workload variances.            Identify business elements for Performance Criteria
Identify application/systems tuning opportunities.                   and key indicators
Provide manpower for systems tuning when Performance                 Provide manpower for application tuning when Performance
Criteria and key indicators are not being met.                       Criteria and key indicators are not being met.
                                                                     Adhere to established change control methodologies for
                                                                     applications changes (INFO/MAN and Develop Calendar).
------------------------------------------------------------------------------------------------------------------------------------


                          SCHEDULE 2.9 -- PAGE 20

                              PROBLEM MANAGEMENT

------------------------------------------------------------------------------------------------------------------------------------
                        FDT                                                                   CSG
------------------------------------------------------------------------------------------------------------------------------------
All problems are opened on FDT's Infoman system by                   All problems are opened on FDT's Infoman system by FDT
FDT or CSG personnel.                                                or CSG personnel.
------------------------------------------------------------------------------------------------------------------------------------
FDT will respond to, update and resolve any records                  CSG will respond to, update and resolve any records
assigned to FDT Data Center departments.                             assigned to CSG departments.
------------------------------------------------------------------------------------------------------------------------------------
Performance Criteria exceptions:  FDT will compile                   CSG will ensure that any Performance Criteria records
exception information for Performance Criteria records.              assigned to them will contain accurate resolution and
FDT and CSG will negotiate accountability if necessary.              duration information.
------------------------------------------------------------------------------------------------------------------------------------
FDT will provide scheduled and adhoc reporting from                  CSG will have access to the FDT Infoman database for
data on the FDT Infoman database.                                    data retrieval, reporting, etc.
------------------------------------------------------------------------------------------------------------------------------------
FDT Problem Management Department will provide the                   CSG will provide problem summary information whenever the
account manager with problem detail information from                 recipient is a CSG client.
the Infoman database. The account manager will provide
CSG with any requested summaries, memos, post-mortems, etc.
------------------------------------------------------------------------------------------------------------------------------------



                       SCHEDULE 2.9 -- PAGE 21

                             PRODUCTION SCHEDULING

------------------------------------------------------------------------------------------------------------------------------------
                        FDT                                                                 CSG
------------------------------------------------------------------------------------------------------------------------------------
Maintain and follow problem flow via INFOMAN and                     Add, delete and update jobs in CA-7 scheduler.
escalate per problem escalation procedures.                          Add, delete and update all scheduling parameters with the
Schedule and implement production change, including                  exception of the security macro.
new business acquisitions.                                           Create change record in INFOMAN to request adds/deletes
Support operations in maintaining and verifying                      to security macro
production processing.                                               Provide restart services for Cable processing.
Support operations/tape library in maintaining TMS
batch processing.
Document departmental procedures
Maintain CA-7 automated scheduler jobs and parameters
for system level and operations processing.
Provide abend restart functions where requested.
Document and escalate processing problems according to
escalation procedures.
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.9 -- PAGE 22

                                 DATA SECURITY

------------------------------------------------------------------------------------------------------------------------------------
                         FDT                                                               CSG
------------------------------------------------------------------------------------------------------------------------------------
Upgrade or install fixes to the TOP SECRET software. (*)             Maintain internal security of other products:
Maintain TOP SECRET databases.                                       RMS/ESF (BUNDLE).
Install/maintain external security interfaces between                TOP SECRET for RMS/ESF (clients only): create, modify,
TOP SECRET and other software.                                       delete.
Maintain internal security for other software, such as:              Respond to audits with respect CSG responsibilities.
         CA7  (*)                                                    Reset passwords and/or resume userids for CSG clients
         NETVIEW  (*)                                                and personnel on TOP SECRET.
         DB2 (*)                                                     Administer all Team 35 Software security
         INFOMAN (*)
         ROSCOE
         QMF (*)
         VMANCSG
         NETSPY
         NDM
         TSO.
Reset passwords, suspend or resume userids for FDT
personnel.
Maintain TOP SECRET userids: create, modify, delete.
Reset passwords and/or resume userids for CSG clients
and personnel on TOP SECRET
Maintain CSG client and personnel on TOP SECRET.
Maintain DSN/RESOURCE access rules under TOP SECRET
Delete datasets/aliases when user id are deleted.
SDSF system access
Interface with CSG data security administrator.
Respond to audits with respect to FDT responsibilities.
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.9 -- PAGE 23

                                TAPE OPERATIONS

------------------------------------------------------------------------------------------------------------------------------------
                          FDT                                                                 CSG
------------------------------------------------------------------------------------------------------------------------------------
Monitor all external tape drives for mount activity.                 Maintain master document of what application files are
Setup, maintain and support tape vault patterns offsite              sent offsite.
disaster recovery activities.                                        Provide written documentation when requesting offsite
Pull all offsite backup tapes from offsite storage                   disaster recovery tape vaulting.
Refile all returning backup tapes from offsite storage.              Maintain a master list of retention  periods for all
Refile tapes manually loaded (round reel and cartridge).             tapes created using RDS (Retention DataSet).
Refile all tapes ejected from the tape silo's throughout             Provide written documentation when requesting changes to
the day.                                                             RDS file.
Enter scratch tapes, cleaning cartridges and requested input         Use tape file stacking whenever possible.
tapes into the tape silo's                                           Minimize tape drive allocation during job processing.
Initialize new tapes both round reel and cartridge (inhouse          Migrate small datasets to disk whenever possible.
and oneway tapes).
Clean and/or replace broken or damaged tapes with I/O errors for inhouse and microfiche.
Retrieve and deliver all microfiche and Media Support tape
requests for CSG.
Publish monthly reports for tape utilization both automated
and manual.
Monitor, clean and resolve tape drive and silo problems.
Provide 24 x 7 tape coverage for CSG.
Analyze daily tape operations for possible improvements.
Perform updates to TMS (ie. extend and/or expire tapes).
Resolve problem tickets involving tape library and tape
operations.
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.9 -- PAGE 24

                                 SCHEDULE 2.10

                             CSG BATCH JOB TARGETS
                             ---------------------

See attached listing.  All times listed are Mountain Time.

                              SCHEDULE 2.10-PAGE 1

With the installation of the proposed Timberline hardware, CSG critical path processing should be completed an average of two (2) hours earlier than the completion time as of the Effective Date, provided that (a) at least thirty two
                                          --------
(32) Timberline transports and eight (8) ESCON channels are available for CSG processing so as to avoid allocation delays, (b) the job mix and job scheduling parameters as of the Effective Date are not significantly altered (e.g., no changes in CPU resources, etc.), and (c) transaction workload levels do not increase more than ten percent (10%) above activity levels as of the Effective Date. Critical path completion time means the end time of CAD0350, which as of the Effective Date, completes at approximately 05:00.


--------------------------------------------------------------------------------
                                    DEFINITION                   TARGET
--------------------------------------------------------------------------------
1.  Online System Updated:            CAD0139             Completed by 04:30.
    CCS
--------------------------------------------------------------------------------
2.  Online System Updated:            TVD0139             Completed by 04:30.
    TVRO
--------------------------------------------------------------------------------
3.  Online System Updated:            VID0139             Completed by 04:30.
    SMS
--------------------------------------------------------------------------------
4.  File Availability:  CCS  This covers the            CCS files available 23
                             availability of            hours a day, from 04:30
                             production files for CCS.  to 03:30, 98.2% of the
                                                        total month ly hours.
                                                        File availability is
                                                        measured at the
                                                        completion of CAD0139
                                                        and will encompass
                                                        downtime of CICS and
                                                        the operating system.
--------------------------------------------------------------------------------
5.  Daily Reports            Sequence (CADSEQ11),       In the print que by
                             house and work order       04:30.
                             (CADHWRK1) and converter
                             (CADCPMD1) reports
                             available for prin ting
                             at customer's location.
--------------------------------------------------------------------------------
6.  Workorders               CAEWPT2                    Completed by 02.00.
--------------------------------------------------------------------------------
7.  WPT Transactions         CAEWPT1B & CAEWPTIC        Completed by 1 1/4
                                                        hours after scheduled
                                                        beginning time.
                                                        Scheduled beginning
                                                        time is 05:30, 09:00,
                                                        12:00, 14:00, and 17:00
--------------------------------------------------------------------------------


                              SCHEDULE 2.10-PAGE 2

--------------------------------------------------------------------------------
                               DEFINITION                  TARGET
--------------------------------------------------------------------------------
8.  Weekly Reports           CAW7000                    CAW7000 completed by
                                                        17:30 on Sunday.
--------------------------------------------------------------------------------
9.  Monthly Financial        A.  CAM7031                A.  Completed by 18:00
    Reports                                             on the 23rd of the
                             B.  Financial Tapes        month.
                                                        B.  Tapes mailed within
                                                        48 hours after tape
                                                        creation, 99.9% of the
                                                        time.
--------------------------------------------------------------------------------
10.  Monthly Statistics      Completes the following    CAM7062 completed by
     Reports                 statistics reports:        19:00 on the 24th of
                             CPMM0004, CPRM0006,        the month.
                             CPMM308 and CAM7062.
--------------------------------------------------------------------------------
11.  Online Statements --    CAD320                     Completed by 05:30.
     Information Available
--------------------------------------------------------------------------------
12.  Statements Available    CAD0330                    Completed by 09:00.
     to the CSG Production
     Facility
--------------------------------------------------------------------------------
13.  Daily Vantage Cycle     CAEx99                     Started by 06:00.
--------------------------------------------------------------------------------
14.  weekly Vantage Cycle    CAW6443                    Completed by 06:00 on
                                                        Monday, unless the 21st
                                                        is a Friday.
--------------------------------------------------------------------------------
15.  Mid-month Vantage       CAM7596                    Started by 06:00 on
     Cycle                                              Monday, following the
                                                        first Friday of the
                                                        Month.
--------------------------------------------------------------------------------
16.  Monthly Vantage Cycle   CAM7496                    Started by 24:00 on the
                             CAM7596                    24th of the month.
--------------------------------------------------------------------------------
17.  Vantage Static Tables   CAM7450                    Completed by 06:00 on
                                                        the 23rd of the
--------------------------------------------------------------------------------


                              SCHEDULE 2.10-PAGE 3

-------------------------------------------------------------------------------
                             DEFINITION                 TARGET
-------------------------------------------------------------------------------
                                                        month.
--------------------------------------------------------------------------------
                              SCHEDULE 2.10-PAGE 4

                                 SCHEDULE 2.13

                             PERFORMANCE CRITERIA
                             --------------------

See attached list. All times listed are Mountain Time.


                            SCHEDULE 2.13 -- PAGE 1

                                       "Confidential Treatment Requested and the
                                          Redacated Material has been separately
                                                     filed with the Commission."


FDT has no control or responsibility of how Application Software and Team 35 Software uses the environment. Application Software, Team 35 Software, hardware at client sites, client provided networks, use of DB2, CICS transactions and batch scheduling is the responsibility of CSG.



------------------------------------------------------------------------------------------------------------------------------------

                                                                PERFORMANCE             REPORTED
CATEGORY                           DEFINITION                    CRITERIA                  BY                  MEASUREMENT
------------------------------------------------------------------------------------------------------------------------------------
1.  OPERATING SYSTEM         This covers the host     The operating system will be    Data Center              Report daily and
AVAILABILITY                 computer hardware and    available 24 hours a day,       (Operations)             detail exceptions
                             systems software.        (**)% of the time, excluding                             monthly.
                                                      scheduled downtime.
                                                      ----------------------------
                                                      -  MAINTENANCE WINDOW EVERY
                                                      WEEKEND (02:30-04:00).
                                                      -  2 FDT INITIATED IPL'S PER
                                                      MONTH (HARDWARE/SOFTWARE).
                                                      -  QUARTERLY EXTENDED OUTAGE
                                                      (03:00-07:00) 30 DAY NOTIFICATION.
                                                      -  IPL'S REQUIRED FOR CSG
                                                      APPLICATION WILL BE ADDITIONAL.
------------------------------------------------------------------------------------------------------------------------------------

2.  CICS AVAILABILITY        This covers              The online regions will be      Data Center              Report daily and
                             availability to all      available 24 hours per day,     (Operations)             detail exceptions
                             production online        (**)% of the time, excluding                             monthly.
                             regions.                 scheduled downtime.
                                                      -------------------------------
                                                      -  CICS REGIONS ARE CYCLED
                                                      NIGHTLY WITH BATCH JOB CAD0127.
                                                      -  A MINIMUM OF 15 MINUTES
                                                      WILL BE ASSESSED UPON
                                                      ANY UNSCHEDULED REGION CYCLE.
                                                      *CSG MUST IDENTIFY
                                                      UNSCHEDULED CICS RECYCLE
                                                      TIMELINE.
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.13 -- PAGE 2

                         "Confidential Treatment Requested and the Redacated
                        Material has been separately filed with the Commission."

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERFORMANCE                     REPORTED
         CATEGORY                   DEFINITION                  CRITERIA                         BY                   MEASUREMENT
------------------------------------------------------------------------------------------------------------------------------------
3.  HOST RESPONSE            Processing time for    Average (**) seconds during each            Data Center        Report and detail
TIME                         task by the CPU.       15 minute interval (an "Interval")          (Capacity          exceptions
                             Measure the host       from 06:00 to 18:00 Monday through          Planning)          monthly.
                             response time for      Saturday, iT being understood that FDT
                             production CICS        shall be permitted (**) Intervals per
                             regions. Excluding     calendar month to exceed this Performance
                             DB2.                   Criteria, calculated as follows:

                                                    -(**) or more Intervals exceeding an
                                                    average of(**) seconds shall be deemed to
                                                    be 1 violation of this Performance Criteria,
                                                    provided that each such Interval violation
                                                    exceeding an average of (**) seconds relates to
                                                    the same issue.

                                                    -  if an issue arises that causes an Interval
                                                    to exceed an average of (**) seconds, and FDT
                                                    creates a remedy for such issue, CSG and FDT
                                                    shall confer promptly regar-ding the
                                                    implementation of such remedy.  If CSG does
                                                    not permit FDT to implement the remedy, any
                                                    subsequent Interval that exceeds an average of
                                                    (**) seconds as a result of FDT not being
                                                    permitted to implement such remedy shall not be
                                                    deemed to be a violation of this Performance
                                                    Criteria.

                                                    -  If one or more Intervals fails to meet this
                                                    Perfor mance Criteria due to the way in
                                                    which CSG conducts its business, such failures
                                                    shall not be deemed to be a violatiON of this
                                                    Performance Criteria.
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.13 -- PAGE 3

                        "Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission."

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERFORMANCE                 REPORTED
         CATEGORY                   DEFINITION                   CRITERIA                     BY                   MEASUREMENT
------------------------------------------------------------------------------------------------------------------------------------
4.  USER RESPONSE            Measure the user           (**) seconds for 95th percentile.      Data Center      Report and detail
TIME FOR DIRECT CONNECT      response time (host +                                             (Capacity        exceptions monthly.
CLIENTS                      network) for clients                                              Planning)
                             directly attached to
                             the FDT host.
------------------------------------------------------------------------------------------------------------------------------------
5.  NETWORK UPTIME           Measure the network        (**)% availability, excluding         Data Center       Report and detail
BY CONTROLLER FOR DIRECT     availability which         scheduled downtime.                   (Network)         exceptions monthly.
CONNECT                      includes front end
CLIENTS                      processors, modems
                             and data circuits
                             for all controllers
                             directly connected
                             to the FDT host.
------------------------------------------------------------------------------------------------------------------------------------
6.  CALL                     The percentage number       The average call abandonment         Data Center       Report and detail
ABANDONMENT                  of calls that are           rate not to exceed (**)%.  Based     (CSC)             exceptions monthly.
RATE                         abandoned before they are   on (**) calls offered per month.
*Until 4/01/97*              answered by the Customer
                             Support Center.
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.13 -- PAGE 4

------------------------------------------------------------------------------------------------------------------------------------
                                                                       PERFORMANCE         REPORTED
         CATEGORY                      DEFINITION                       CRITERIA             BY              MEASUREMENT
------------------------------------------------------------------------------------------------------------------------------------
7.  MEDIA SERVICES           Measure the turnaround       (**)% of tapes and diskettes     Data Center       Report and detail
TAPE/DISKETTE TURNAROUND     percentage of magnetic       will be shipped to client        (Media Services)  exceptions monthly.
A.  SELECTS AND              media items that are         within 48 hours of receipt by
SPECIALS                     received by Media            Media Services. (**)% of
B.  CONVERSIONS              Services.                    conversions will be entered
                                                          into the system within 48
                                                          hours of receipt by Media
                                                          Services. Exception situations
                                                          will be handled using
                                                          commercially reasonable efforts.
------------------------------------------------------------------------------------------------------------------------------------
8.  MEDIA SERVICES           Measure the percentage       a. Daily                         Data Center       Report and detail
MICROFICHE TURNAROUND        of microfiche items          (**)% of daily microfiche mailed (Media Services)  exceptions monthly.
A.  DAILY                    shipped to clients           within 48 hours of tape receipt
B.  WEEKLY                                                by Media Services.
C.  MONTHLY                                               b. Weekly
                                                          (**)% of weekly microfiche mailed
                                                          within 72 hours of tape receipt
                                                          by Media Services.
                                                          c. Monthly
                                                          (**)% of monthly microfiche mailed
                                                          within 14 days of tape receipt
                                                          by Media Services.
------------------------------------------------------------------------------------------------------------------------------------


                            SCHEDULE 2.13 -- PAGE 5

                                SCHEDULE 2.16.1

                           ADDITIONAL CSG OBLIGATIONS
                           --------------------------

          1.        Applications Software; Team 35 Software.  CSG will have
                    ---------------------------------------
responsibility for the integrity and performance of the Applications Software and the Team 35 Software and will cause the same to be maintained in accordance with the provisions of the Services Agreement, including any special provisions in the Operations Procedures.

          2.        Trained Personnel.  CSG will provide appropriate training
                    -----------------
for all new CSG employees on Software then in use by or on behalf of CSG. CSG will notify FDT promptly of any changes in authorized users of the Software to be operated by FDT.

          3.        Compatible Operating Environment.  If CSG obtains any
                    --------------------------------
services from a third party relating to the FDT Services, any Software provided by such third party that will be operated by FDT must conform to, and be compatible with, the then current operating environ ment in the FDT Data Center and must meet any applicable operating standards relating to the FDT Services. In addition, CSG shall ensure that any third party-provided services or Software will not interfere with FDT's ability to provide the FDT Services hereunder or increase FDT's costs associated therewith.

          4.        Resource Requirements.  It will be CSG's responsibility to
                    ---------------------
track its pro duction and resource requirements and to request any Additional Services required beyond the existing FDT Services, allowing a reasonable time under the circumstances for FDT to provide such Additional Services in accordance with the Operations Procedures.

                           SCHEDULE 2.16.1 -- PAGE 1

                                 SCHEDULE 5.6

                      TEAM 35 SOFTWARE LICENSE AGREEMENT
                      ----------------------------------

See attached.

                              SCHEDULE 5.6--PAGE 1

                               A G R E E M E N T
                               -----------------

          THIS AGREEMENT (the "License Agreement") is entered into as of December 31, 1996, by and between First Data Technologies, Inc., a Delaware corporation ("FDT"), and CSG Systems, Inc. (formerly known as Cable Services Group, Inc.), a Delaware corporation ("CSG").

          WHEREAS, FDT and CSG are parties to a certain Amended and Restated Services Agreement dated as of December 31, 1996 (the "Services Agreement"), pursuant to which FDT provides, inter alia, data processing services to CSG; and
                                ----- ----

          WHEREAS, pursuant to the Services Agreement, the Parties (as hereafter defined) agreed to enter into this License Agreement relating to the use by CSG of the Team 35 Software (as hereafter defined).

          NOW THEREFORE, in consideration of the premises and mutual covenants, representations, conditions and agreements hereafter expressed, the Parties (as hereafter defined) hereto agree as follows:

          1.        Definitions.  As used in this License Agreement, the
                    -----------
following terms shall have the meanings set forth herein, and shall be equally applicable to the singular and plural forms. Any agreement referred to herein shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof.

          "Affiliate" means an Entity which, directly or indirectly, owns or controls, is owned or is controlled by or is under common ownership or control with another Entity. As used herein, "control" means the power to direct the management affairs of an Entity, and "ownership" means the beneficial ownership of the voting equity securities or other equivalent voting interests of the Entity.

          "License Agreement" shall have the meaning set forth in the first paragraph hereof.

          "Business" shall have the meaning set forth in that certain Stock Purchase Agree ment dated as of October 26, 1994 between CSG Holdings, Inc. and First Data Resources, Inc.

          "Confidential Information" shall have the meaning set forth in

Section 5(a).
------------

          "CSG" shall have the meaning set forth in the first paragraph of this License Agreement.

          "Dispute" shall mean any and all disputes, controversies and claims between the

                              SCHEDULE 5.6--PAGE 2

Parties arising from or in connection with this License Agreement or the relationship of the Parties under this License Agreement whether based on contract, tort, common law, equity, statute, regulation, order or otherwise.

          "Effective Date" shall mean January 1, 1997.

          "Entity" shall mean any individual, corporation, limited liability company, partnership, joint venture, or other form of organization or governmental agency or authority.

          "FDT" shall have the meaning set forth in the first paragraph of this License Agreement.

          "FDR" shall mean First Data Resources, Inc.

          "Party" shall mean a party to this License Agreement and its permitted successors and assigns.

          "Services Agreement" shall have the meaning set forth in the first recital to this License Agreement.

          "Team 35 Software" shall mean the software commonly known as "Team 35," together with any documentation (if any) relating thereto as described on

Exhibit A attached hereto and incorporated herein, together with all updates,
---------
modifications or enhancements thereto created or developed by FDR in its ordinary course of business during the term of the Services Agreement, it being understood that FDR may not create or develop any updates, modifications or enhancements, and therefore, FDT may be unable to provide the same to CSG.

          2.  License Grant.
              -------------

          (a) FDT hereby grants to CSG a perpetual, nontransferable, nonexclusive, royalty-free license to:

          (i) access the Team 35 Software pursuant to the on-line facility used by CSG pursuant to the Services Agreement and modify the same for use solely in connection with the Business; and

          (ii) sublicense the Team 35 Software to any Entity providing service bureau data processing services on behalf of CSG solely for the data processing requirements of CSG relating to that portion of the Business of CSG located outside of the United States, provided that (A) such Entity
                                               --------
     performs such services using computer systems located outside of the United States, (B) such computer systems are owned or operated by such Entity, (C) such Entity is reasonably acceptable to FDT, it being understood that Arthur Andersen LLP, EDS and IBM shall be acceptable to FDT, and (D) such Entity and CSG execute a written sublicense agreement reasonably satisfactory to FDT

                              SCHEDULE 5.6--PAGE 3
     relating to such Entity's limited use and nondisclosure of the Team 35 Software.

          (b) Upon the expiration or termination of the Services Agreement for any reason, the Parties shall execute an amendment to this License Agreement pursuant to which the license granted in Section 2(a)(i) shall be
                                                        ---------------
     amended to read in its entirety as follows: "copy, modify and use the Team 35 Software solely in connection with the Busi ness, provided that such copying, modification and use occurs only on computer systems that are owned or operated by CSG, or on computer systems that are owned or operated by an Entity providing data processing services to CSG, so long as (A) such Entity per forms such services using computer systems located in the United States, (B) such Entity is reasonably acceptable to FDT, it being understood that Arthur Andersen LLP, EDS and IBM shall be acceptable to FDT, and (C) such Entity and CSG execute a written sublicense agreement reasonably satisfactory to FDT relating to such Entity's limited use and nondisclosure of the Team 35 Software".

          (c) All right, title and interest in and to the Team 35 Software, other than those rights expressly granted herein, shall remain in FDT. In no event may CSG use the Team 35 Software (or any modifications thereto) other than in connection with the Business.

          3.  Delivery of Team 35 Software.  The Parties shall cooperate to
              ----------------------------
specify the form, format, timing and cost of any delivery of the Team 35 Software to CSG or to any Entity identi fied in Section 2(a)(ii), if the same is
                                                ----------------
required pursuant to this License Agreement, it being understood that FDT shall provide any updates, modifications or enhancements provided by FDR to FDT within ninety (90) days of FDR's implementation of the same into production. FDT's delivery obligations set forth in this Section 3 shall terminate upon the
                                       ---------
expiration or termination of the Services Agreement.

          4.  Ownership (and Distribution) of Modifications Developed by CSG.
              --------------------------------------------------------------
As between CSG and FDT, the parties acknowledge and agree that FDT shall own all right, title and interest in and to the Team 35 Software. Subject to FDT's ownership rights in the Team 35 Software, as between FDT and CSG, CSG shall own all right, title and interest in and to all modifications it creates to the Team 35 Software. CSG covenants and agrees that it shall use such modifications solely in connection with the Team 35 Software and only in connection with the Business. CSG covenants and agrees that CSG shall maintain the confidentiality of such modifications in the same manner as it treats the Team 35 Software.

          5.  Confidentiality.
              ---------------

          (a) Information exchanged between FDT and CSG or otherwise made available by one Party to the other in connection with this License Agreement before or after the date hereof shall be considered a trade secret or confidential or proprietary information ("Confidential Information") if it has been designated as such in this License Agreement or on the information itself when delivered or made available, or if

                              SCHEDULE 5.6--PAGE 4
     delivered orally, if a written notification of the confidential nature of the information is sent within a reasonable time after the information is transmitted. Among other things, Confidential Information shall include confidential or proprietary information of third parties in the possession of one of the Parties to this License Agreement and needed to perform obligations hereunder. Team 35 Software shall in any event be considered Confidential Information of FDT. Confidential Information not requiring a marking shall include Team 35 Software and all specifications and documentation therefor.

          (b) Except as expressly authorized by prior written consent of the disclosing Party, the receiving Party shall:

          (i) limit access to any Confidential Information received by it to its employees, agents, representatives, and consultants who have a need-to-know in connection with this License Agreement and the obligations of the Parties hereunder;

          (ii) advise its employees, agents and consultants having access to the Confidential Information of the proprietary nature thereof and of the obligations set forth in this License Agreement;

          (iii) safeguard all Confidential Information received by it using a reasonable degree of care, but not less than that degree of care used by the receiving Party in safeguarding its own similar information or material;

          (iv) not disclose any Confidential Information received by it to third parties; and

          (v) use the Confidential Information of the other Party only for the purposes and in connection with the license granted herein; and

          (vi) upon the disclosing Party's request after expiration or termination of this License Agreement, return promptly to the disclosing Party all Confidential Information of the disclosing Party in the receiving Party's possession, and certify in writing to the disclosing Party its compliance with this subsection (vi).

          (c)     Exceptions to Confidentiality.  Notwithstanding the foregoing
                  -----------------------------
     Section 5(a), the Parties' obligations respecting confidentiality under
     ------------
     Section 5(b) shall not apply to any particular information of a Party that
     ------------
     the other Party can demonstrate (i) was, at the time of disclosure to it, in the public domain; (ii) after disclosure to it, is published or otherwise becomes part of the public domain through no fault of the receiving Party; (iii) was in the possession of the receiving Party at the time of disclosure to it without being subject to another confidentiality agreement; (iv) was received after disclosure to it from a third party who had a lawful right to disclose such information to it; (v) was independently developed by the receiving Party without

                              SCHEDULE 5.6--PAGE 5
     reference to Confidential Information of the furnishing Party; (vi) was required to be disclosed to any regulatory body having jurisdiction over FDT or CSG or any of their respective clients; or (vii) that disclosure is necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the receiving Party. In the case of any disclosure pursuant to clauses (vi) and (vii) above, to the extent practical, the disclosing Party shall give prior notice to the other Party of the required disclosure and shall use commercially reasonable efforts to obtain a protective order covering such disclosure. If such a protective order is obtained, such information shall continue to be deemed to be Confidential Information.

          (d) Except as specifically granted herein, this License Agreement does not confer any right, license, interest or title in, to or under the Confidential Information to the receiving Party and no license is hereby granted to the receiving Party, by estoppel or otherwise under any patent, trademark, copyright, trade secret or other proprietary right of the disclosing Party. Title to the Confidential Information shall remain solely in the disclosing Party.

          (e) Each Party acknowledges that if it breaches (or attempts to breach) its obligations under this Section 5, the other Party will suffer
                                        ---------
     immediate and irreparable harm, it being acknowledged that legal remedies are inadequate. Accordingly, if a court of competent jurisdiction should find that a Party has breached (or attempted to breach) any such obligations, such Party will not oppose the entry of an appropriate order compelling performance by such Party and restraining it from any further breaches (or attempted breaches).

          (f) CSG accepts full responsibility for complying with federal, state and local laws, rules and regulations concerning use of privileged or confidential third party infor mation derived from input into or output from the Team 35 Software.

          6.        Disclaimer of Warranties.  THE TEAM 35 SOFTWARE AND THE
                    ------------------------
SERVICES PROVIDED TO CSG HEREUNDER ARE PROVIDED ON AN "AS-IS" BASIS WITHOUT ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER. CSG ACKNOWLEDGES AND AGREES THAT NEITHER FDT NOR ANY OF ITS AFFILIATES HAVE MADE ANY EXPRESS WARRANTIES RELATING TO THE TEAM 35 SOFTWARE OR THE SERVICES PROVIDED TO CSG HEREUNDER. FDT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO CSG OR ANY OTHER ENTITY, INCLUDING ANY WARRANTIES REGARDING THE MERCHAN TABILITY, SUITABILITY, NONINFRINGEMENT, ORIGINALITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (IRRESPECTIVE OF ANY PREVIOUS COURSE OF DEALINGS BETWEEN THE PARTIES OR CUSTOM OR USAGE OF TRADE), OR RESULTS TO BE DERIVED FROM THE USE OF THE TEAM 35 SOFTWARE OR THE SERVICES PROVIDED HEREUNDER.

          7.        Update, Maintenance and Support of Team 35 Software.  FDT
                    ---------------------------------------------------
shall have

                              SCHEDULE 5.6--PAGE 6
no responsibility to update, maintain or support the Team 35 Software. The foregoing shall not be deemed to negate the obligations of FDT set forth in
Section 4.
---------

          8.  Disclaimer of Liability.  NOTWITHSTANDING ANY OTHER PROVI-
              -----------------------
SION TO THE CONTRARY SET FORTH IN THIS LICENSE AGREEMENT, IN NO EVENT SHALL FDT, ANY OF ITS AFFILIATES, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL THEORY FOR ANY LOST PROFITS, LOSS OF DATA, EXEMPLARY, PUNITIVE, SPECIAL INCIDEN TAL, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER OR NOT EITHER PARTY OR ANY OTHER SUCH ENTITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED THE FOREGOING
                                                 --------
EXCLUSION SHALL NOT APPLY TO CONSEQUENTIAL DAMAGES INCURRED BY CSG AS A RESULT OF THE MISAPPROPRIATION OR MISUSE OF CONFIDENTIAL INFORMATION OF CSG. THE FOREGOING REPRESENTS AN EXPRESS ALLOCATION OF RISK BETWEEN THE PARTIES.

          9.  Dispute Resolution.
              ------------------

          (a)  Subject to Section 9(b), any and all Disputes shall be resolved
                          ------------
     in accordance with Exhibit 9(a) attached hereto and incorporated herein.
                        ------------

          (b) Notwithstanding anything to the contrary set forth herein, neither Party shall be required to submit any dispute or disagreement regarding the interpretation of any provision of this License Agreement, the performance by either Party of such Party's obli gations under this License Agreement or a default hereunder to the mechanisms set forth in

     Section 9(a), if such submission would be seeking equitable relief from
     ------------
     irreparable harm.

          (c) THE PARTIES CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE STATE OF NEBRASKA AND OF ANY NEBRASKA STATE COURT SITTING IN OMAHA, NEBRASKA FOR ALL ACTIONS WHICH MAY BE BROUGHT WITH RESPECT TO THE TERMS OF, AND THE TRANSACTIONS AND RELATIONSHIPS CONTEMPLATED BY, THIS LICENSE AGREEMENT. THE PARTIES FURTHER CONSENT TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN A DISTRICT WHICH ENCOMPASSES THE ASSETS OF A PARTY AGAINST WHICH A JUDGMENT HAS BEEN RENDERED, EITHER THROUGH ARBITRATION OR THROUGH LITIGATION, FOR THE ENFORCEMENT OF SUCH JUDGMENT AGAINST THE ASSETS OF SUCH PARTY.

                              SCHEDULE 5.6--PAGE 7

          10.  Term and Termination.
               --------------------

          (a) This License Agreement shall be effective as of the Effective Date. Notwithstanding anything to the contrary set forth herein, this License Agreement (and the licenses granted herein) shall continue unless terminated pursuant to Section 10(b).
                            -------------

          (b) This License Agreement (and the licenses granted herein) shall terminate if CSG breaches any of its material obligations under this License Agreement which breach is not substantially cured within forty-five
     (45) days (ten (10) days for payment defaults) after written notice specifying the breach is given by FDT to CSG.

          (c) Upon termination of this License Agreement for any reason: (i) the licenses granted to CSG shall immediately terminate and CSG shall cease use of the Team 35 Software; (ii) CSG shall immediately terminate all sublicenses (if any) of the Team 35 Software; (iii) CSG shall promptly comply with the provisions of Section 5(b)(vi) upon the receipt of the
                                   ----------------
     materials identified in Section 10(c)(iv) and shall also provide FDT with
                             -----------------
     the certifications received from each sublicensee (if any) of the Team 35 Software; (iv) CSG shall promptly require any sublicensees of the Team 35 Software to return all Confidential Information of FDT (and all modifications (if any) relating to the Team 35 Software) and certify in writing to CSG of such sublicensee's compliance with this subsection; and
     (v) all fees (if any) due FDT hereunder shall be immediately due and payable.

          11.  Miscellaneous.
               -------------

          (a)  Notice.  All notices, requests, demands and other communications
               ------
     required or permitted under this License Agreement shall be deemed to have been duly given and made if in writing upon being served either by personal delivery or by telecopier to the Party for whom it is intended or two business days after being deposited, postage prepaid, certified or registered mail, return receipt requested (or such form of mail as may be substituted therefor by postal authorities), in the United States mail, bearing the address shown in this Section 12(a) for, or such other address
                                       -------------
     as may be designated in writing hereafter by such Party:

          If to CSG:          CSG Systems, Inc.
                              2525 N. 117th Avenue
                              Omaha, Nebraska  68164
                              Attention:  President
                              Telecopy:  (402) 431-7218

          With a copy to:     CSG Systems, Inc.
                              2525 N. 117th Avenue
                              Omaha, Nebraska  68164
                              Attention:  General Counsel
                              Telecopy:  (402) 431-7218

                              SCHEDULE 5.6--PAGE 8

          If to FDT:          First Data Technologies, Inc.
                              6200 S. Quebec Street, Ste. 335
                              Englewood, Colorado  80111
                              Attn:  President
                              Telecopy:  (303) 488-8292

          With a copy to:     First Data Corporation
                              2121 North 117th Avenue
                              Omaha, Nebraska  68164
                              Attention:  General Counsel
                              Telecopy:  (402) 498-4123

          (b)  Entire Agreement.  This License Agreement and the Exhibits embody
               ----------------
     the entire agreement and understanding of the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings relative to said subject matter.

          (c)  Assignment:  Binding Agreement. Either Party may assign this
               ------------------------------
     License Agreement to any Affiliate of such Party upon notice to the other Party. Either Party may: (i) transfer this License Agreement in connection with any merger or consolidation of such Party with another corporation, provided that such Party furnishes the other Party with notice of such transfer within ten (10) business days of the public announcement of the same; or (ii) in connection with the sale of substantially all of the Party's assets (inclu ding the rights of a Party under this License Agreement), provided that (a) the assignee thereof shall assume all of such Party's obligations hereunder, and (b) the Party furnishes the other Party with notice of the public announcement of such assignment and assump tion within ten (10) business days of the same. Subject to the foregoing, all provisions contained in this License Agreement shall extend to and be binding upon the Parties here to and their respective permitted successors and permitted assigns.

          (d)  Force Majeure.  No Party shall be liable for any default or delay
               -------------
     in the performance of its obligations (other than payment obligations, if any) under this License Agreement if and to the extent such default or delay is caused, directly or indirectly, by (i) fire, flood, elements of nature or other acts of God; (ii) any outbreak or escalation of hostilities, war, riots or civil disorders in any country; (iii) any act or omission of the other Party or any governmental authority; (iv) any labor disputes (whether or not the em ployees' demands are reasonable or within the Party's power to satisfy); or (v) nonperfor mance by a third party (including third party vendors) or any other similar cause beyond the reasonable control of such Party, including failures or fluctuations in electrical or tele communications equipment or lines or other equipment.
     In any such event, the non-per forming Party will be excused from any further performance or observance of the obliga tion so affected only for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts

                              SCHEDULE 5.6--PAGE 9
     to recommence performance or observance as soon as practicable.

          (e)  Risk of Loss.  Except as otherwise provided in this Section
               ------------                                        -------
     11(e), each Party shall be responsible for risk of loss of, and damage to, any equipment, software or other materials in its possession or under its control, subject to Section 11(d). Notwith standing anything in this
                         -------------
     License Agreement to the contrary, each Party to this License Agreement (the "Damaged Party") hereby waives any and all rights of recovery, claims, actions or causes of action, against the other Party (the "Other Party"), its Affiliates, and any of its or their directors, officers, employees, agents and subcontractors for any loss or damage that may occur to the Damaged Party's facilities, any improvements thereto, or any building or project of which the Damaged Party's facilities are a part, or any improvements thereon, or any personal property of any individual or Entity therein, by reason of fire, the elements or any other cause that could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the Other Party, its Affiliates, or such Other Party's or its Affiliates' directors, officers, employees, agents or subcontractors, and both FDT and CSG covenant that no insurer of one Party will hold any right of subrogation against the other.

          (f)   No Third-Party Beneficiaries.  Nothing contained in this License
                ----------------------------
     Agreement is intended to confer upon any individual or Entity (other than the Parties hereto) any rights, benefits or remedies of any kind or character whatsoever, and no individual or Entity shall be deemed a third-party beneficiary under or by reason of this License Agreement.

          (g)   Severability.  If any provision of this License Agreement or the
                ------------
     application of any such provision to any individual or Entity, or circumstance, shall be declared judicially or by the Arbitration Panel (as defined in Exhibit 9(a)) to be invalid, unenforceable or void, such
                ------------
     decision shall not have the effect of invalidating or voiding the remainder of this License Agreement, it being the intent and agreement of the Parties that this License Agreement shall be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent or, if such modification is not possible, by substituting therefor another provision that is valid, legal and enforceable so as to materially effectuate the Parties' intent.

          (h)   Certain Construction Rules.  The section headings contained in
                --------------------------
     this License Agreement are for convenience of reference only and shall in no way define, limit, extend or describe the scope or intent of any provisions of this License Agreement. In addition, as used in this License Agreement, unless otherwise provided to the contrary, any reference to a "Section" or "Exhibit" shall be deemed to refer to a Section of this License Agreement or Exhibit attached to this License Agreement. The recitals set forth on the first page of this License Agreement are incorporated into the body of the License Agreement. Unless the context clearly indicates, words used in the

                             SCHEDULE 5.6--PAGE 10
     singular include the plural, words in the plural include the singular and the word "including" means "including but not limited to".

          (i)  Counterparts.  This License Agreement may be executed
               ------------
     simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          (j)  No Interpretation Against Drafter.  Both Parties have
               ---------------------------------
     participated substan tially in the negotiation and drafting of this License Agreement and each Party hereby dis claims any defense or assertion in any litigation or arbitration that any ambiguity herein should be construed against the draftsman.

          (k)  Waiver Consent.  (i) Except as expressly provided herein, this
               --------------
     License Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the Parties hereto. No waiver of any of the provisions or conditions of this License Agreement or any of the rights of a Party hereto shall be effective or binding unless such waiver shall be in writing and signed by the Party claimed to have given or consented thereto. Except to the extent that a Party hereto may have otherwise agreed in writing, no waiver by that Party of any term, condition or other provision of this License Agreement, or any breach thereof by any other Party shall be deemed to be a waiver of any other term, condition or provision or any breach thereof, or any subsequent breach of the same term, condition or provision by the other Party, nor shall any forbearance by the first Party or Parties to seek a remedy for any noncompliance or breach by the other Party be deemed to be a waiver by the first Party of its, his, her or their rights and remedies with respect to such noncompliance or breach.

          (ii) If either Party requires the consent or approval of the other Party for the taking of, or omitting to take, any action under this License Agreement, such consent or approval shall not be unreasonably withheld or delayed.

          (l)  Governing Law.  This License Agreement shall in all respects be
               -------------
     construed in accordance with and governed by the laws of the State of New York, without regard to its conflict of law provisions.

          (m)  Survival.  The provisions of Sections 4, 5, 6, 8, 9, 10 and 11
               --------                     -------- -  -  -  -  -  --     --
     shall survive the termination of this License Agreement for any reason.

          IN WITNESS WHEREOF, each of the Parties hereto has caused this License Agreement to be executed as of the date first above written.

                         CSG SYSTEMS, INC. (formerly known as CABLE SER VICES GROUP, INC.) ("CSG")

                             SCHEDULE 5.6--PAGE 11

                              Signed By: /s/ John P. Pogge
                                         -------------------
                                         John P. Pogge
                                         Executive Vice President

                              FIRST DATA TECHNOLOGIES, INC. ("FDT")

                              Signed By: /s/ Charles T. Fote
                                         --------------------
                                         Charles T. Fote
                              Print Name: Charles T. Fote
                                          -------------------

                              Title: Executive Vice President
                                     ------------------------

                             SCHEDULE 5.6--PAGE 12